Exhibit 10.8

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

EVENTBRITE, INC. 2010 STOCK PLAN:

GLOBAL STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

The Optionee shall not Transfer this option other than by will or by the laws of descent and distribution, except as provided in the following sentence. The Optionee may Transfer this option to the extent it is an NSO to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family or to a partnership in which such Immediate Family members and the Optionee are the only partners, in each case without consideration and for bona fide estate planning purposes, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee Transfers this option, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 12(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause the Shares for which the option is exercised to be registered in book entry (i.e., uncertificated) form on the books and records of the Company. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. The Company shall cause certificates representing the Shares to be delivered to or upon the order of the person exercising this option only upon such person’s prior written request.

(c) Withholding Taxes.

(i) The Optionee acknowledges that, regardless of any action taken by the Company or, if different, any Parent or Subsidiary employing or retaining the Optionee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”), is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the option, including, but not limited to, the grant, vesting or exercise of the option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

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(ii) Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; (ii) withholding from proceeds of the sale of Shares acquired upon exercise of the option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization); and/or (iii) withholding in Shares to be issued upon exercise of the option.

(iii) Depending on the withholding method, the Company and/or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Optionee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in Shares. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Shares subject to the exercised portion of the option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(iv) The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

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(c) Exercise/Sale. All or part of the Purchase Price and any Tax-Related Items may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock is then publicly traded on an established securities market and (ii) such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

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(d) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be in continuous Service for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii) More than 12 months after the date when the Optionee ceases to be in continuous Service by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. APPROVAL RIGHT AND RIGHT OF FIRST REFUSAL.

(a) Approval Right. The Optionee shall not Transfer any Shares without first obtaining the express written approval of the Board of Directors. In the event that the Optionee proposes to Transfer any Shares, the Optionee shall first give a written Transfer Notice to the Company along with a request to the Board of Directors to approve such Transfer. The Transfer Notice shall fully describe the proposed Transfer, including the number of Shares proposed to be Transferred, the proposed Transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed Transfer will not violate any applicable federal, State or foreign securities laws. Such Transfer Notice must be signed by the Optionee. Within a reasonable period of time after receiving the Transfer Notice, the Board of Directors shall either grant or deny the approval of such Transfer in its sole and absolute discretion. If the Board of Directors does not approve of such Transfer, the Optionee shall not be permitted to Transfer such Shares.

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(b) Right of First Refusal. If the Board of Directors has approved the Optionee’s proposed Transfer of Shares pursuant to Subsection 7(a) above, the Optionee must then present to the Company the Transfer Notice signed both by the Optionee and by the proposed Transferee and such Transfer Notice must constitute a binding commitment of both parties to the Transfer of the Shares (the “Second Transfer Notice”). The Company shall have the Right of First Refusal with respect to all or any portion of such Shares. The Company shall have the right to purchase all or any portion of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (c) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date on which the Second Transfer Notice was received by the Company.

(c) Transfer of Shares. If the Company fails to fully exercise its Right of First Refusal within 30 days after the date on which it received the Second Transfer Notice, the Optionee may, not later than 90 days following receipt of such Second Transfer Notice by the Company, conclude a Transfer of the Shares subject to the Second Transfer Notice (and not otherwise elected to be purchased by the Company) on the terms and conditions described in the Second Transfer Notice, provided that any such Transfer is made in compliance with applicable federal, State and foreign securities laws and Company policies in effect at the time of Transfer (including the payment of any applicable Transfer charges imposed by the Company) and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed Transfer on terms and conditions different from those described in the Second Transfer Notice, as well as any subsequent proposed Transfer by the Optionee, shall again be subject to the Approval Right and the Right of First Refusal and shall require compliance with the procedures described in Subsections (a) and (b) above. If the Company exercises its Right of First Refusal, the parties shall consummate the Transfer of the Shares that the Company elected to purchase on the terms set forth in the Second Transfer Notice within 60 days after the date on which the Company received the Second Transfer Notice; provided, however, that in the event the Second Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of Transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Second Transfer Notice.

(d) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Approval Right and the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(e) Termination of Approval Right and Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is publicly traded on an established securities market when the Optionee desires to Transfer Shares, the Company shall have no Approval Right or Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a), (b) and (c) above.

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(f) Permitted Transfers. This Section 7 shall not apply to (i) a Transfer to the Company, (ii) a Transfer by will or intestate succession or (iii) a Transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, in each case for bona fide estate planning purposes, provided in any case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee Transfers any Shares acquired under this Agreement, either under this Subsection (f) or after the Company has failed to fully exercise the Right of First Refusal following the approval of such Transfer, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(g) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(h) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(i) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(ii) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(iii) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the Transfer of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the Transfer of Shares under this Agreement to comply with any law.

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SECTION 10. Restrictions On Transfer of shares.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or foreign jurisdiction, the Company at its discretion may impose restrictions upon the Transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or foreign jurisdiction or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

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(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN APPROVAL RIGHTS AND RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

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SECTION 12. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company, the Employer or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Subject to Section 13(b) with respect to notices from the Company, any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or local country equivalent, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g) Venue. Unless the Optionee and the Company and/or the Employer have agreed otherwise in a separate written alternative dispute resolution agreement, for purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the option or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, where this grant is made and/or to be performed, and no other courts.

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(h) Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(i) Appendix. Notwithstanding any provisions in this Agreement, if the Optionee resides in a country outside the United States or is otherwise subject to the laws of a country other than the United States, the option shall be subject to the additional terms and conditions set forth in Appendix A to this Agreement and to the special terms and provisions as set forth in Appendix B for the Optionee’s country, if any. Moreover, if the Optionee relocates to one of the countries included in Appendix B during the life of the option, the special terms and conditions for such country shall apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Appendix A and B constitute part of this Agreement.

(j) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the option and the Shares acquired upon exercise of the option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 13. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low. Finally, the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan or the Optionee’s acquisition or sale of Shares. The Optionee is hereby advised to consult with his or her personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(b) Electronic Delivery and Acceptance of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. The Optionee hereby consents to receive such documents by electronic delivery and

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agrees to participate in the Plan through the electronic acceptance procedure established and maintained by the Company or a third party designated by the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Optionee gives the Company written notice that it should deliver paper documents.

(c) No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

SECTION 14. DEFINITIONS.

(a) “Agreement” shall mean this Global Stock Option Agreement including Appendices A and B.

(b) “Approval Right” shall mean the requirement that the Optionee obtain the prior approval of the Board of Directors to any Transfer.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(d) “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(f) “Company” shall mean Eventbrite, Inc., a Delaware corporation.

(g) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h) “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(i) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

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(j) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(k) “Employer” shall have the meaning set forth in Section 4(c).

(l) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(m) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(n) “Immediate Family” shall have the same meaning as “family member” as defined in Rule 701 of the Securities Act.

(o) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(p) “Market Stand-Off” shall have the meaning set forth in Section 10(b).

(q) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(r) “NSO” shall mean a stock option not described in Section 422(b) or 423(b) of the Code.

(s) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(t) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(u) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(v) “Plan” shall mean the Eventbrite, Inc. 2010 Stock Plan, as in effect on the Date of Grant.

(w) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(x) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(y) “Second Transfer Notice” shall have the meaning set forth in Section 7(b).

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(z) “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

(aa) “Service” shall mean service as an Employee, Outside Director or Consultant.

(bb) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(cc) “Stock” shall mean the Common Stock of the Company.

(dd) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(ee) “Tax-Related Items” shall have the meaning set forth in Section 4(c).

(ff) “Transfer,” “Transferred,” and words of similar import shall mean any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, attachment, disposition or sale under execution of or any other like transfer or encumbering of any Shares or any interest therein (by operation of law or otherwise).

(gg) “Transferee” shall mean any person to whom the Optionee has directly or indirectly Transferred any Share acquired under this Agreement.

(hh) “Transfer Notice” shall mean the notice of a proposed Transfer of Shares described in Section 7(a).

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APPENDIX A

TO THE GLOBAL STOCK OPTION AGREEMENT FOR NON-U.S. OPTIONEES

The following terms and conditions apply to Optionees who reside outside the United States or who are otherwise subject to the laws of a country other than the United States. In general, the terms and conditions in this Appendix A supplement the provisions of the Agreement, unless otherwise indicated herein. Capitalized terms used but not defined herein have the meanings given to them in the Agreement and/or the Plan.

SECTION 1. NATURE OF GRANT.

In accepting the option, the Optionee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c) all decisions with respect to future options or other grants, if any, will be at the sole discretion of the Company;

(d) the Optionee is voluntarily participating in the Plan;

(e) the option and any Shares acquired under the Plan, and the income and value of the same, are not intended to replace any pension rights or compensation;

(f) the option and any Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the Shares underlying the option is unknown, indeterminable, and cannot be predicted with certainty;

(h) if the underlying Shares do not increase in value, the option will have no value;

(i) if the Optionee exercises the option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of the option resulting from the termination of the Optionee’s employment or other Service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and in consideration of the grant of the option, the Optionee agrees not to institute any such claim against the Company, the Employer or any Parent or Subsidiary;

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(k) for purposes of the option, the Optionee’s employment or Service relationship will be considered terminated as of the date the Optionee is no longer actively providing Services to the Company, the Employer or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) the Optionee’s right to vest in the option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Optionee’s period of Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any); and (ii) the period (if any) during which the Optionee may exercise the option after such termination of the Optionee’s employment or Service relationship will commence on the date the Optionee ceases to actively provide Services and will not be extended by any notice period mandated under employment laws in the jurisdiction where the Optionee is employed or terms of the Optionee’s employment agreement, if any; the Board of Directors shall have the exclusive discretion to determine when the Optionee is no longer actively providing Services for purposes of his or her option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence);

(l) unless otherwise provided in the Plan or by the Company in its discretion, the option and the benefits evidenced by this Agreement do not create any entitlement to have the option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;

(m) unless otherwise agreed with the Company in writing, the option and any Shares acquired under the Plan, and the income and value of the same, are not granted as consideration for, or in connection with, the Service the Optionee may provide as a director of any Parent or Subsidiary; and

(n) neither the Company, the Employer nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of the option or of any amounts due to the Optionee pursuant to the exercise of the option or the subsequent sale of any Shares acquired upon exercise.

SECTION 2. DATA PRIVACY.

The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other option grant materials (“Data”) by and among, as applicable, the Employer, the Company and any Parent or Subsidiaries for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

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The Optionee understands that the Company and the Employer may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

The Optionee understands that Data will be transferred to such stock plan service providers as may be currently engaged by the Company or selected by the Company in the future to assist the Company and/or the Employer with the implementation, administration and management of the Plan, including, without limitation, brokers, benefit managers, equity software providers and outside legal and accounting advisors. The Optionee understands that these Data recipients may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of Data by contacting his or her local human resources representative. The Optionee authorizes the Company and these Data recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan and as required by applicable laws. The Optionee understands that he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her employment status or Service with the Employer will not be affected; the only consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant options or other equity awards to the Optionee or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

SECTION 3. LANGUAGE.

If the Optionee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

SECTION 4. INSIDER TRADING RESTRICTIONS / MARKET ABUSE LAWS.

By accepting the option, the Optionee acknowledges that he or she is bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time. The Optionee further acknowledges that, depending on the Optionee’s country, he or she

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may be subject to insider trading restrictions and/or market abuse laws, which may affect the Optionee’s ability to acquire or sell Shares or rights to Shares (e.g., options) under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the Optionee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy as may be in effect from time to time. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable restrictions, and the Optionee should speak to his or her personal advisor on this matter.

SECTION 5. FOREIGN ASSET / ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING.

The Optionee may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash (including dividends and the proceeds arising from the sale of Shares) derived from his or her participation in the Plan, to and/or from a brokerage/bank account or legal entity located outside the Optionee’s country. The applicable laws of the Optionee’s country may require that he or she report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. The Optionee acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult his or her personal legal advisor on this matter.

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APPENDIX B

TO THE GLOBAL STOCK OPTION AGREEMENT FOR NON-U.S. OPTIONEES

Terms and Conditions

This Appendix B includes special terms and conditions applicable to Optionees in the countries below. These terms and conditions are in addition to, or, if so indicated, in place of, the terms and conditions set forth in the Agreement, including Appendix A. Capitalized terms used but not defined herein have the meanings given to them in the Agreement and/or the Plan.

Notifications

This Appendix B may also include information regarding exchange controls and certain other issues of which the Optionee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of April 2016. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information noted herein as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information may be out of date at the time the Optionee exercises the option and acquires Shares or when the Optionee subsequently sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee should seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Optionee’s situation.

Finally, if the Optionee is a citizen or resident of a country other than the one in which he or she is working as of the Date of Grant, transfers employment and/or residency to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to the Optionee. In addition, the Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to such an Optionee.

ALL COUNTRIES OUTSIDE THE UNITED STATES

Terms and Conditions

RIGHT TO EXERCISE.

Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

(a) Prior to an Exit. Unless the Board of Directors, in their absolute discretion, determine otherwise, no part of the option shall become exercisable until an Exit.

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(b) In Connection With an Exit. In the event of an Exit, the option, to the extent it has not already expired or been exercised, shall become exercisable as follows:

(i) unless the Board of Directors determine in their absolute discretion that the Option shall become exercisable to a greater extent, the option shall become exercisable to the extent Vested as at the date of Exit, provided that the Optionee’s Service continues at the date of Exit; or

(ii) if the Optionee is a Good Leaver prior to the date of Exit, to the extent Vested in accordance with Section 6(b)(i) below,

and, to the extent that it is exercisable pursuant to this Section 2(b), the option may be exercised in accordance with Sections 2(c) and Section 4 of this Agreement.

(c) Determination of Exercise Period. If the option becomes exercisable in connection with Section 2(b)(i) of this Agreement, then, subject to the other conditions set forth in this Agreement and Section 8 of the Plan, this option may be exercised from time to time after the date of Exit and prior to its expiration as and when and to the extent it is then Vested and unexercised. If the Option becomes exercisable in connection with an Exit pursuant to Section 2(b)(ii) of this Agreement, the Board of Directors will determine:

(i) the period within which it may be exercised at the end of which it will cease to be exercisable and will not be capable of becoming exercisable again as a result of any provision of the Plan or this Agreement; and

(ii) the time or date on which it will expire.

EXERCISE PROCEDURES.

The following exercise procedure is added as a new Section 5(d) of the Agreement:

SECTION 15.(d) Net exercise. The Board may at any time in its absolute discretion determine in relation to this option that all or a part of the Purchase Price may be paid by a “net exercise” arrangement pursuant to which the COMPANY will reduce the number of Shares issued upon exercise of the option by the largest number of whole Shares with a Fair Market Value (as of the exercise date) that does not exceed the Purchase Price. The Optionee shall pay any remaining balance of the Purchase Price in one of the other forms specified in this Section 5. Any exercise of the option in accordance with this Section 5(d) shall be subject to the operation of Section 4(c) above.

TERM AND EXPIRATION.

Section 6(b) of the Agreement is deleted in its entirety and replaced with the following:

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(b) Expiration Upon Termination of Service.

(i) Unless the Board of Directors, in its absolute discretion determines that the option shall Vest to a greater extent, in the event that the Optionee becomes a Good Leaver, the option shall cease to Vest at the date of cessation of Service as a Good Leaver. Any part of the Option which has become Vested as of such date of cessation may only be exercised:

(1) in connection with a subsequent Exit in accordance with Section 2 of this Agreement; or

(2) if an Exit has already occurred and the option has not expired in accordance with Section 2(c)(ii) of this Agreement, the option may be exercised:

(a) within 12 months of the date of cessation if cessation is due to death;

(b) within 6 months of the date of cessation if cessation is due to Disability; or

(c) within 3 months of the date of cessation if the Optionee becomes a Good Leaver in any circumstances other than death or Disability,

after which, to the extent unexercised the option shall expire.

For the avoidance of doubt, any part of the option that does not Vest in accordance with this Section 6(b)(i) shall expire on the date of cessation of Service as a Good Leaver.

(ii) In the event that the Optionee becomes a Bad Leaver, all options held by the Optionee, including, for the avoidance of doubt, those that have Vested (in full or in part) and those that have become exercisable (in full or in part), shall expire on the date of cessation of Service as a Bad Leaver.

A new Section 6(d) is added to the Agreement as follows:

(d) Expiration. The option (or, where relevant, any part of the option) will expire on the earliest of:

(i) the expiration date specified in the Notice of Stock Option Grant;

(ii) in respect of any part of the Option which does not Vest in accordance with Section 6(b)(i), the date on which the Optionee becomes a Good Leaver;

(iii) the expiry of the relevant periods pursuant to Section 6(b)(i)(2);

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(iv) the date on which the Optionee becomes a Bad Leaver;

(v) the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding up of the Company;

(vi) the date on which the Optionee becomes bankrupt or does or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the option;

(vii) the date or time determined in accordance with Section 2(c)(ii) of this Agreement; and

(viii) any other date determined in accordance with this Agreement.

DEFINITIONS.

The following definitions are added to Section 14 of the Agreement:

“Bad Leaver” shall mean any Optionee whose continuous Service is terminated for one of the following reasons (as determined by the Board of Directors in their absolute discretion):

(i) failure (other than due to Disability) to materially comply with written Company policies generally applicable to similar service providers to the Company or any directive of the Optionee’s superior that is reasonably achievable, that is not inconsistent with the Optionee’s position or the fulfillment of fiduciary duties and that is not otherwise prohibited by law or established public policy, subject to notice and 30 day cure period to the extent curable;

(ii) engagement in willful misconduct against the Company or its Parent or a Subsidiary that is materially injurious to the Company or its Parent or a Subsidiary;

(iii) engagement in any activity that is a conflict of interest or competitive with the Company or its Parent or a Subsidiary;

(iv) engaging in any act of fraud or dishonesty against the Company or its Parent or a Subsidiary or any material breach of federal or state securities or other laws or regulations;

(v) engaging in an act of assault or other acts of violence in the workplace;

(vi) harassment of any individual in the workplace based on age, gender or other protected status or class or violation of any policy of the Company, its Parent or a Subsidiary regarding harassment; or

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(vii) conviction, guilty plea or plea of nolo contendre for any felony charge.

“Exit” shall mean an occurrence of any one or more of the following as determined by the Board of Directors in its absolute discretion:

(i) a merger or consolidation in which:

(a) the Company is a constituent party; or

(b) a Subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation,

except, in each case, any such merger or consolidation involving the Company or a Subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (A) the surviving or resulting company or (B) if the surviving or resulting company is a wholly owned subsidiary of another company immediately following such merger or consolidation, the parent company of such surviving or resulting company (provided that, for the purpose of this definition, all shares of Stock issuable upon exercise of options outstanding immediately prior to such merger or consolidation or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Stock are converted or exchanged);

(ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any Subsidiary of the Company of all or substantially all the assets of the Company and its Subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more Subsidiaries of the Company if substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, expect where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned Subsidiary of the Company; or

(iii) the closing of a firm offer in respect of an underwritten initial public offering filed under the Securities Act, as amended, in respect of all or any of the Stock of the Company.

“Good Leaver” shall mean any Optionee other than a Bad Leaver who ceases to be in continuous Service.

“Vested” shall mean, in relation to all or any part of the option, as appropriate, when any relevant condition (including, for the avoidance of doubt, the affluxion of time) has been satisfied, as confirmed by the Board of Directors (or, where relevant, waived) and “Vesting” and “Vest” shall be construed accordingly. For the avoidance of doubt, unless stated otherwise, any part of the option which Vests does not automatically become exercisable.

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ARGENTINA

Terms and Conditions

Nature of Grant.

The following provision supplements Section 1 of the Appendix A:

Any benefits awarded under the Plan accrue no more frequently than on an annual basis. In addition, the Optionee acknowledges, understands and agrees that the grant is made by the Company on behalf of the Employer.

Exercise Procedures / Payment for Stock.

Under current regulations adopted by the Argentine Central Bank (the “BCRA”), the Optionee may purchase and remit foreign currency with a value up to a certain maximum limit per month for the purpose of acquiring foreign securities (including Shares) without prior approval from the BCRA. The Optionee, however, must register the purchase with the BCRA and execute and submit an affidavit to the entity selling the foreign currency confirming that the Optionee has not purchased and remitted funds in excess of the maximum limit during the relevant month.

The Optionee understands and acknowledges that the Company has no liability if the Optionee is unable to exercise the option due to exchange control restrictions and that the Company reserves the right not to honor the exercise and/or to impose further terms and conditions on the exercise of the option and the issuance of Shares pursuant to the option if it determines that any regulatory requirements have not been met. In particular, but without limitation to the foregoing, the Company reserves the right to (i) require that the Optionee make payment of the Purchase Price by a method that does not involve that the Optionee advance any funds (e.g., by a “net exercise” arrangement or by an exercise/sale procedure as described in Sections 5(d) and 5(c) of the Agreement, respectively), and/or (ii) cancel the option in exchange for such cash consideration that the Board of Directors, in its sole discretion, may consider appropriate.

Notifications

Securities Law Information.

The option and any Shares to be issued pursuant to exercise of the option are offered as a private transaction. This offering is not subject to supervision by any Argentine governmental authority.

Exchange Control Information.

Please note that exchange control regulations in Argentina are subject to frequent change. The Optionee is solely responsible for complying with any and all Argentine currency exchange restrictions, approvals and reporting requirements that may apply in connection with the Optionee’s participation in the Plan. Prior to exercising the option, transferring sale proceeds into Argentina or taking any other action related to the Plan, the Optionee should consult his or her local bank and legal advisor to confirm the exchange control rules and required documentation.

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Foreign Asset / Account Reporting Information.

Argentine residents must report any Shares they may hold on December 31st of each year on their annual tax return for that year. Argentine residents should consult with their personal tax advisor to ensure compliance with all applicable reporting requirements.

AUSTRALIA

Terms and Conditions

Nature of Plan.

The Plan and this Agreement is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in the Act).

Notifications

Securities Law Information.

If the Optionee acquires Shares under the Plan and offers such Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Optionee should obtain legal advice on disclosure obligations prior to making any such offer.

Exchange Control Information.

Exchange control reporting is required for cash transactions exceeding A$10,000 and international funds transfers (e.g., the remittance of sale proceeds related to Shares). The Australian bank assisting with the transaction may file the report for the Optionee. If there is no Australian bank involved in the transfer, the Optionee will be required to file the report him/herself. The Optionee should consult with his or her personal advisor to ensure proper compliance with applicable reporting requirements in Australia.

BRAZIL

Terms and Conditions

Compliance with Law.

By accepting the option, the Optionee acknowledges and agrees to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the exercise of the option, receipt of any dividends, and sale of Shares acquired under the Plan.

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Labor Law Acknowledgement.

By accepting or exercising the option, the Optionee agrees that (i) he or she is making an investment decision, (ii) he or she may exercise the option only if the vesting conditions are met, and (iii) the value of the underlying Shares is not fixed and may increase or decrease in value without compensation.

Notifications

Foreign Asset / Account Reporting Information.

Brazilian residents are required to submit an annual or quarterly declaration of assets and rights (including Shares acquired under the Plan) held outside Brazil if the aggregate value of such rights and assets exceeds certain thresholds. Participant should consult with his or her personal legal advisor to determine whether he or she will be subject to this reporting requirement.

Tax on Financial Transaction (IOF).

Payments to foreign countries (including payment of the Purchase Price) and repatriation of funds into Brazil and the conversion between Brazilian Reals and the United States Dollar associated with such fund transfers may be subject to the IOF (i.e., tax on financial transactions). The Optionee is solely responsible for complying with any applicable IOF arising from the Optionee’s participation in the Plan. The Optionee should consult with his or her personal tax advisor for additional details.

CANADA

Terms and Conditions

Payment for Stock.

The following provision supplements Section 5 of the Agreement:

Notwithstanding Section 7 of the Plan or any provision of the Agreement to the contrary, the Optionee will not be permitted to use the exercise methods set forth in Sections 5(b) and 5(d) of this Agreement to pay the Purchase Price in connection with this option. The Company reserves the right to permit these methods of payment depending upon the development of local law.

Nature of Grant.

The following provision replaces Section 1(k) of the Appendix A:

for purposes of the option, the Optionee’s employment or Service relationship will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), as of the date that is the earlier of: (i) the date the Optionee receives notice of termination of employment, or (ii) the date the

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Optionee is no longer actively employed or actively providing Services to the Company, any Parent or Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law). Unless otherwise expressly provided in this Agreement or determined by the Company, this date shall be the date on which vesting of this option ceases and on which the period remaining to exercise the option (if any) starts to run. The Board of Directors shall have the exclusive discretion to determine when the Optionee is no longer actively providing Services for purposes of his or her option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence);

The following provisions apply if the Optionee is a resident of Quebec:

Language Consent.

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement relatif à la langue utilisée.

Les parties reconnaissent avoir exigé la rédaction en anglais de cette Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.

Data Privacy.

The following provision supplements Section 2 of the Appendix A:

The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Optionee further authorizes the Company and the Employer to disclose and discuss the Plan with their advisors. The Optionee further authorizes the Company and the Employer the Optionee to record such information and to keep such information in his or her employee file.

Notifications

Securities Law Information.

The Optionee is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any, provided the sale of the Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares will be listed.

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Foreign Asset/Account Reporting Information.

Canadian residents are required to report any foreign property (including Shares acquired under the Plan and other rights to receive Shares, e.g., the option) on form T1135 (Foreign Income Verification Statement) if the total cost of the such foreign property exceeds C$100,000 at any time in the year. The form must be filed by April 30 of the following year. The option must be reported—generally at a nil cost—if the C$100,000 cost threshold is exceeded because of other foreign property the Optionee holds. If Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would normally equal the Fair Market Value of the Shares at the time of acquisition, but if the Optionee owns other shares, this ACB may need to be averaged with the ACB of the other shares. The Optionee should consult with his or her personal tax advisor to ensure compliance will applicable reporting obligations.

GERMANY

Notifications

Exchange Control Information.

Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of Shares) must be reported monthly to the German Federal Bank (Bundesbank). German residents who make or receive payments in excess of this amount must report the payments to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de). The Optionee is responsible for complying with applicable reporting requirements.

IRELAND

Notifications

Director Notification Information.

If the Optionee is a director, shadow director1 or secretary of an Irish Subsidiary, pursuant to the Company Act 2014, the Optionee must notify the Irish Subsidiary in writing if the Optionee receives or disposes of an interest exceeding 1% of the Company (e.g., options, Shares), if the Optionee becomes aware of the event giving rise to the notification requirement, or if the Optionee becomes a director or secretary if such an interest exceeding 1% of the Company exists at that time. In some cases, this notification should be made to the Company within eight days of the event giving rise to the duty to make the notification. This notification requirement also applies with respect to the interests of a spouse or minor child (whose interests will be attributed to the director, shadow director or secretary, as the case may be). The Optionee should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

[1]	A shadow director is an individual who is not on the board of directors of the Irish Subsidiary, but who has sufficient control so that the board of directors of the Irish Subsidiary acts in accordance with the directions or instructions of the individual.

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UNITED KINGDOM

Terms and Conditions

Withholding Taxes.

This provision supplements Section 4(c) of the Agreement and applies if the Shares are considered readily convertible assets under U.K. law at the time of exercise:

If payment or withholding of the income tax due is not made within 90 days of the end of the U.K. tax year giving rise to the liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by the Optionee to the Employer, effective on the Due Date. The Optionee agrees that the loan will bear interest at the then-current Her Majesty’s Revenue and Customs (“HMRC”) Official Rate, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 4(c) of the Agreement. Notwithstanding the foregoing, if the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), the Optionee will not be eligible for such a loan to cover the tax liability. In the event that the Optionee is a director or executive officer and the income tax due is not collected from or paid by the Optionee by the Due Date, the amount of any uncollected income tax may constitute a benefit to the Optionee on which additional income tax and employee National Insurance contributions (“NICs”) may be payable. The Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer, as applicable, for the value of any employee NICs due on this additional benefit, which the Company or the Employer may recover from the Optionee at any time thereafter by any of the means referred to in Section 4(c) of the Agreement.

Section 431 Election.

As a condition of participation in the Plan and the exercise of the option, the Optionee agrees, jointly with the Employer, that he or she shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Optionee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of the option as if such Shares were not Restricted Securities (for U.K. tax purposes only).

Joint Election for Transfer of Liability for Employer National Insurance Contributions.

As a condition of participation in the Plan and the exercise of the option at a time when the Shares are considered readily convertible assets under U.K. law, the Optionee agrees to accept any liability for secondary Class 1 NICs that may be payable by the Company, the Employer, any Parent or Subsidiary in connection with the option and any event giving rise to Tax-Related Items (“Employer NICs”). Without prejudice to the foregoing, the Optionee agrees to execute a

29

joint election with the Company or the Employer, the form of such joint election (the “Joint Election”) having been approved formally by HMRC, if required, and any other required consent or election prior to exercise of the option. The Optionee further agrees to execute such other joint elections as may be required between the Optionee and any successor to the Company, the Employer, any Parent or Subsidiary. The Optionee further agrees that the Company, the Employer, any Parent or Subsidiary may collect the Employer NICs from the Optionee by any of the means set forth in Section 4(c) of the Agreement.

If the Optionee does not enter into a Joint Election prior to the exercise of the option, he or she will not be entitled to exercise the option unless and until he or she enters into a Joint Election, and no Shares will be issued to the Optionee under the Plan, without any liability to the Company, the Employer, any Parent or Subsidiary.

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EVENTBRITE, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

The Optionee has been granted the following option to purchase shares of the Stock of Eventbrite, Inc.:

Name of Optionee:
Total Number of Shares:
Type of Option:	Incentive Stock Option (ISO)

Nonstatutory Stock Option (NSO)
Exercise Price per Share:	$
Date of Grant:

Date Exercisable:    This option will Vest with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service beginning with the Vesting Commencement Date set forth below. This option will Vest with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:
Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Global Stock Option Agreement.

[Remainder of page intentionally left blank]

By accepting this option, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2010 Stock Plan and the Global Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 13 of the Global Stock Option Agreement and Section 1 of Appendix A to the Global Stock Option Agreement include important acknowledgements of the Optionee.

IN ADDITION, BY ACCEPTING THIS OPTION, THE OPTIONEE ALSO AGREES THAT IN CONSIDERATION OF THE GRANT OF THIS OPTION, THE TRANSFER RESTRICTIONS SET FORTH IN SECTION 7 OF THE ATTACHED GLOBAL STOCK OPTION AGREEMENT SHALL ALSO APPLY (I) TO ALL SHARES CURRENTLY HELD BY THE OPTIONEE REGARDLESS OF HOW THEY WERE ACQUIRED AND (II) TO ALL SHARES SUBJECT TO ANY STOCK OPTIONS PREVIOUSLY GRANTED TO THE OPTIONEE BY THE COMPANY (WHETHER PURSUANT TO THE 2010 STOCK PLAN OR OTHERWISE).

OPTIONEE:	EVENTBRITE, INC.

By:
Name:	Title: Chief Financial Officer

2

EVENTBRITE, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

The Optionee has been granted the following option to purchase shares of the Stock of Eventbrite, Inc.:

Name of Optionee:

Total Number of Shares:

Type of Option:	Incentive Stock Option (ISO)

Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$

Date of Grant:

Date Exercisable:    This option will Vest with respect to the first 1/48th of the Shares subject to this option when the Optionee completes 1 month(s) of continuous Service beginning with the Vesting Commencement Date set forth below. This option will Vest with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Global Stock Option Agreement.

[Remainder of page intentionally left blank]

By accepting this option, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2010 Stock Plan and the Global Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 13 of the Global Stock Option Agreement and Section 1 of Appendix A to the Global Stock Option Agreement include important acknowledgements of the Optionee.

IN ADDITION, BY ACCEPTING THIS OPTION, THE OPTIONEE ALSO AGREES THAT IN CONSIDERATION OF THE GRANT OF THIS OPTION, THE TRANSFER RESTRICTIONS SET FORTH IN SECTION 7 OF THE ATTACHED GLOBAL STOCK OPTION AGREEMENT SHALL ALSO APPLY (I) TO ALL SHARES CURRENTLY HELD BY THE OPTIONEE REGARDLESS OF HOW THEY WERE ACQUIRED AND (II) TO ALL SHARES SUBJECT TO ANY STOCK OPTIONS PREVIOUSLY GRANTED TO THE OPTIONEE BY THE COMPANY (WHETHER PURSUANT TO THE 2010 STOCK PLAN OR OTHERWISE).

OPTIONEE:	EVENTBRITE, INC.

By:
Name:	Title: Chief Financial Officer

2

EVENTBRITE, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

The Optionee has been granted the following option to purchase shares of the Stock of Eventbrite, Inc.:

Name of Optionee:

Total Number of Shares:

Type of Option:	Incentive Stock Option (ISO)

Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$

Date of Grant:

Date Exercisable:	This option may be exercised with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service beginning with the Vesting Commencement Date set forth below. This option may be exercised with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Global Stock Option Agreement.

[Remainder of page intentionally left blank]

By accepting this option, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2010 Stock Plan and the Global Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 13 of the Global Stock Option Agreement and Section 1 of Appendix A to the Global Stock Option Agreement include important acknowledgements of the Optionee.

IN ADDITION, BY ACCEPTING THIS OPTION, THE OPTIONEE ALSO AGREES THAT IN CONSIDERATION OF THE GRANT OF THIS OPTION, THE TRANSFER RESTRICTIONS SET FORTH IN SECTION 7 OF THE ATTACHED GLOBAL STOCK OPTION AGREEMENT SHALL ALSO APPLY (I) TO ALL SHARES CURRENTLY HELD BY THE OPTIONEE REGARDLESS OF HOW THEY WERE ACQUIRED AND (II) TO ALL SHARES SUBJECT TO ANY STOCK OPTIONS PREVIOUSLY GRANTED TO THE OPTIONEE BY THE COMPANY (WHETHER PURSUANT TO THE 2010 STOCK PLAN OR OTHERWISE).

OPTIONEE:	EVENTBRITE, INC.

By:
Name:	Title: Chief Financial Officer

2

EVENTBRITE, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (EARLY EXERCISE)

The Optionee has been granted the following option to purchase shares of the Stock of Eventbrite, Inc.:

Name of Optionee:

Total Number of Shares:

Type of Option:	Incentive Stock Option (ISO)

Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$

Date of Grant:

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Schedule:	The Right of Repurchase shall lapse with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service beginning with the Vesting Commencement Date set forth above. The Right of Repurchase shall lapse with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Global Stock Option Agreement.

[Remainder of page intentionally left blank]

By accepting this option, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2010 Stock Plan and the Global Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 13 of the Global Stock Option Agreement and Section 1 of Appendix A to the Global Stock Option Agreement include important acknowledgements of the Optionee.

IN ADDITION, BY ACCEPTING THIS OPTION, THE OPTIONEE ALSO AGREES THAT IN CONSIDERATION OF THE GRANT OF THIS OPTION, THE TRANSFER RESTRICTIONS SET FORTH IN SECTION 7 OF THE ATTACHED GLOBAL STOCK OPTION AGREEMENT SHALL ALSO APPLY (I) TO ALL SHARES CURRENTLY HELD BY THE OPTIONEE REGARDLESS OF HOW THEY WERE ACQUIRED AND (II) TO ALL SHARES SUBJECT TO ANY STOCK OPTIONS PREVIOUSLY GRANTED TO THE OPTIONEE BY THE COMPANY (WHETHER PURSUANT TO THE 2010 STOCK PLAN OR OTHERWISE).

OPTIONEE:	EVENTBRITE, INC.

By:
Name:	Title:	Chief Financial Officer

2

EVENTBRITE, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

The Optionee has been granted the following option to purchase shares of the Stock of Eventbrite, Inc.:

Name of Optionee:

Total Number of Shares:

Type of Option:	Incentive Stock Option (ISO)

Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$

Date of Grant:

Date Exercisable:	This option may be exercised with respect to the first 1/48th of the Shares subject to this option when the Optionee completes 1 month(s) of continuous Service beginning with the Vesting Commencement Date set forth below. This option may be exercised with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:

Expiration Date:	. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Global Stock Option Agreement.

[Remainder of page intentionally left blank]

By accepting this option, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2010 Stock Plan and the Global Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 13 of the Global Stock Option Agreement and Section 1 of Appendix A to the Global Stock Option Agreement include important acknowledgements of the Optionee.

IN ADDITION, BY ACCEPTING THIS OPTION, THE OPTIONEE ALSO AGREES THAT IN CONSIDERATION OF THE GRANT OF THIS OPTION, THE TRANSFER RESTRICTIONS SET FORTH IN SECTION 7 OF THE ATTACHED GLOBAL STOCK OPTION AGREEMENT SHALL ALSO APPLY (I) TO ALL SHARES CURRENTLY HELD BY THE OPTIONEE REGARDLESS OF HOW THEY WERE ACQUIRED AND (II) TO ALL SHARES SUBJECT TO ANY STOCK OPTIONS PREVIOUSLY GRANTED TO THE OPTIONEE BY THE COMPANY (WHETHER PURSUANT TO THE 2010 STOCK PLAN OR OTHERWISE).

OPTIONEE:	EVENTBRITE, INC.

By:
Name:	Title: Chief Financial Officer

2

EVENTBRITE, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (EARLY EXERCISE)

The Optionee has been granted the following option to purchase shares of the Stock of Eventbrite, Inc.:

Name of Optionee:

Total Number of Shares:

Type of Option:	Incentive Stock Option (ISO)

Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$__________

Date of Grant:

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Schedule:	The Right of Repurchase shall lapse with respect to the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service beginning with the Vesting Commencement Date set forth above. The Right of Repurchase shall lapse with respect to an additional 1/48th of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:

Expiration Date:	_____________________. This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Global Stock Option Agreement.

[Remainder of page intentionally left blank]

By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2010 Stock Plan and the Global Stock Option Agreement. Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant. Section 14 of the Global Stock Option Agreement and Section 1 of Appendix A to the Global Stock Option Agreement include important acknowledgements of the Optionee.

IN ADDITION, BY SIGNING BELOW, THE OPTIONEE ALSO AGREES THAT IN CONSIDERATION OF THE GRANT OF THIS OPTION, THE TRANSFER RESTRICTIONS SET FORTH IN SECTION 8 OF THE ATTACHED GLOBAL STOCK OPTION AGREEMENT SHALL ALSO APPLY (I) TO ALL SHARES CURRENTLY HELD BY THE OPTIONEE REGARDLESS OF HOW THEY WERE ACQUIRED AND (II) TO ALL SHARES SUBJECT TO ANY STOCK OPTIONS PREVIOUSLY GRANTED TO THE OPTIONEE BY THE COMPANY (WHETHER PURSUANT TO THE 2010 STOCK PLAN OR OTHERWISE).

OPTIONEE:	EVENTBRITE, INC.

By:
Name:	Title: Chief Financial Officer

2

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

EVENTBRITE, INC. 2010 STOCK PLAN:

GLOBAL STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 15 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

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SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

The Optionee shall not Transfer this option other than by will or by the laws of descent and distribution, except as provided in the following sentence. The Optionee may Transfer this option to the extent it is an NSO to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family or to a partnership in which such Immediate Family members and the Optionee are the only partners, in each case without consideration and for bona fide estate planning purposes, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee Transfers this option, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause the Shares for which the option is exercised to be registered in book entry (i.e., uncertificated) form on the books and records of the Company. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause certificates to be deposited in escrow under Section 7(c) upon request for such certificates to be issued. In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option only upon request for such certificates to be issued.

(c) Withholding Taxes.

(i) The Optionee acknowledges that, regardless of any action taken by the Company or, if different, any Parent or Subsidiary employing or retaining the Optionee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”), is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or

4

the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the option, including, but not limited to, the grant, vesting or exercise of the option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(ii) Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; (ii) withholding from proceeds of the sale of Shares acquired upon exercise of the option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization); and/or (iii) withholding in Shares to be issued upon exercise of the option.

(iii) Depending on the withholding method, the Company and/or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Optionee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in Shares. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Shares subject to the exercised portion of the option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(iv) The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

5

SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c) Exercise/Sale. All or part of the Purchase Price and any Tax-Related Items may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock is then publicly traded on an established securities market and (ii) such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.

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(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the date of the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

(d) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be in continuous Service for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii) More than 12 months after the date when the Optionee ceases to be in continuous Service by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

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SECTION 7. RIGHT OF REPURCHASE.

(a) Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the lower of (i) the Exercise Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.

(b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.

(c) Uncertificated Restricted Shares; Escrow. The Restricted Shares shall be issued in book entry (i.e., uncertificated form) on the books of the Company with a notation of these restrictions. If any Restricted Shares are ever issued in certificated form, such shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in accordance with this Subsection (c). All ordinary cash dividends on Restricted Shares shall be paid directly to the Purchaser. Restricted Shares, together with any other assets held by the Company under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or (ii) released to the Purchaser upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months).

(d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased, if any, shall be delivered to the Company.

(e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

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(f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g) Transfer of Restricted Shares. The Optionee shall not Transfer any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may Transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, in each case for bona fide estate planning purposes, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee Transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. APPROVAL RIGHT AND RIGHT OF FIRST REFUSAL.

(a) Approval Right. The Optionee shall not Transfer any Shares without first obtaining the express written approval of the Board of Directors. In the event that the Optionee proposes to Transfer any Shares, the Optionee shall first give a written Transfer Notice to the Company along with a request to the Board of Directors to approve such Transfer. The Transfer Notice shall fully describe the proposed Transfer, including the number of Shares proposed to be Transferred, the proposed Transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed Transfer will not violate any applicable federal, State or foreign securities laws.    Such Transfer Notice must be signed by the Optionee. Within a reasonable period of time after receiving the Transfer Notice, the Board of Directors shall either grant or deny the approval of such Transfer in its sole and absolute discretion. If the Board of Directors does not approve of such Transfer, the Optionee shall not be permitted to Transfer such Shares.

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(b) Right of First Refusal. If the Board of Directors has approved the Optionee’s proposed Transfer of Shares pursuant to Subsection 8(a) above, the Optionee must then present to the Company the Transfer Notice signed both by the Optionee and by the proposed Transferee and such Transfer Notice must constitute a binding commitment of both parties to the Transfer of the Shares (the “Second Transfer Notice”). The Company shall have the Right of First Refusal with respect to all or any portion of such Shares. The Company shall have the right to purchase all or any portion of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (c) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date on which the Second Transfer Notice was received by the Company.

(c) Transfer of Shares. If the Company fails to fully exercise its Right of First Refusal within 30 days after the date on which it received the Second Transfer Notice, the Optionee may, not later than 90 days following receipt of such Second Transfer Notice by the Company, conclude a Transfer of the Shares subject to the Second Transfer Notice (and not otherwise elected to be purchased by the Company) on the terms and conditions described in the Second Transfer Notice, provided that any such Transfer is made in compliance with applicable federal, State and foreign securities laws and Company policies in effect at the time of Transfer (including the payment of any applicable Transfer charges imposed by the Company) and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed Transfer on terms and conditions different from those described in the Second Transfer Notice, as well as any subsequent proposed Transfer by the Optionee, shall again be subject to the Approval Right and the Right of First Refusal and shall require compliance with the procedures described in Subsections (a) and (b) above. If the Company exercises its Right of First Refusal, the parties shall consummate the Transfer of the Shares that the Company elected to purchase on the terms set forth in the Second Transfer Notice within 60 days after the date on which the Company received the Second Transfer Notice; provided, however, that in the event the Second Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of Transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Second Transfer Notice.

(d) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Approval Right and the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(e) Termination of Approval Right and Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is publicly traded on an established securities market when the Optionee desires to Transfer Shares, the Company shall have no Approval Right or Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a), (b) and (c) above.

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(f) Permitted Transfers. This Section 8 shall not apply to (i) a Transfer to the Company, (ii) a Transfer by will or intestate succession or (iii) a Transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, in each case for bona fide estate planning purposes, provided in any case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee Transfers any Shares acquired under this Agreement, either under this Subsection (f) or after the Company has failed to fully exercise the Right of First Refusal following the approval of such Transfer, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(g) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(h) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(i) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(ii) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(iii) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

(i) The Company may, but shall not be obligated to, register or qualify the Transfer of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the Transfer of Shares under this Agreement to comply with any law.

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SECTION 11. RESTRICTIONS ON TRANSFER OF SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or foreign jurisdiction, the Company at its discretion may impose restrictions upon the Transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or foreign jurisdiction or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

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(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN APPROVAL RIGHTS AND RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 12. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

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SECTION 13. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company, the Employer or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Subject to Section 14(b) with respect to notices from the Company, any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or local country equivalent, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g) Venue. Unless the Optionee and the Company and/or the Employer have agreed otherwise in a separate written alternative dispute resolution agreement, for purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the option or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, where this grant is made and/or to be performed, and no other courts.

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(h) Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(i) Appendix. Notwithstanding any provisions in this Agreement, if the Optionee resides in a country outside the United States or is otherwise subject to the laws of a country other than the United States, the option shall be subject to the additional terms and conditions set forth in Appendix A to this Agreement and to the special terms and provisions as set forth in Appendix B for the Optionee’s country, if any. Moreover, if the Optionee relocates to one of the countries included in Appendix B during the life of the option, the special terms and conditions for such country shall apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Appendix A and B constitute part of this Agreement.

(j) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the option and the Shares acquired upon exercise of the option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 14. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low. Finally, the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan or the Optionee’s acquisition or sale of Shares. The Optionee is hereby advised to consult with his or her personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(b) Electronic Delivery and Acceptance of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. The Optionee hereby consents to receive such documents by electronic delivery and

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agrees to participate in the Plan through the electronic acceptance procedure established and maintained by the Company or a third party designated by the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Optionee gives the Company written notice that it should deliver paper documents.

(c) No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

SECTION 15. DEFINITIONS.

(a) “Agreement” shall mean this Global Stock Option Agreement including Appendices A and B.

(b) “Approval Right” shall mean the requirement that the Optionee obtain the prior approval of the Board of Directors to any Transfer.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(d) “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(f) “Company” shall mean Eventbrite, Inc., a Delaware corporation.

(g) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h) “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(i) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

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(j) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(k) “Employer” shall have the meaning set forth in Section 4(c).

(l) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(m) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(n) “Immediate Family” shall have the same meaning as “family member” as defined in Rule 701 of the Securities Act.

(o) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(p) “Market Stand-Off” shall have the meaning set forth in Section 11(b).

(q) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(r) “NSO” shall mean a stock option not described in Section 422(b) or 423(b) of the Code.

(s) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(t) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(u) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(v) “Plan” shall mean the Eventbrite, Inc. 2010 Stock Plan, as in effect on the Date of Grant.

(w) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(x) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

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(y) “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.

(z) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(aa) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.

(bb) “Second Transfer Notice” shall have the meaning set forth in Section 8(b).

(cc) “Securities Act” shall mean the Securities Act of 1933, as amended.

(dd) “Service” shall mean service as an Employee, Outside Director or Consultant.

(ee) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(ff) “Stock” shall mean the Common Stock of the Company.

(gg) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(hh) “Tax-Related Items” shall have the meaning set forth in Section 4(c).

(ii) “Transfer,” “Transferred,” and words of similar import shall mean any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, attachment, disposition or sale under execution of or any other like transfer or encumbering of any Shares or any interest therein (by operation of law or otherwise).

(jj) “Transferee” shall mean any person to whom the Optionee has directly or indirectly Transferred any Share acquired under this Agreement.

(kk) “Transfer Notice” shall mean the notice of a proposed Transfer of Shares described in Section 8(a).

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APPENDIX A

TO THE GLOBAL STOCK OPTION AGREEMENT FOR NON-U.S. OPTIONEES

The following terms and conditions apply to Optionees who reside outside the United States or who are otherwise subject to the laws of a country other than the United States. In general, the terms and conditions in this Appendix A supplement the provisions of the Agreement, unless otherwise indicated herein. Capitalized terms used but not defined herein have the meanings given to them in the Agreement and/or the Plan.

SECTION 1. NATURE OF GRANT.

In accepting the option, the Optionee acknowledges, understands and agrees that:

the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

the grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

all decisions with respect to future options or other grants, if any, will be at the sole discretion of the Company;

the Optionee is voluntarily participating in the Plan;

the option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

the option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

the future value of the Shares underlying the option is unknown, indeterminable, and cannot be predicted with certainty;

if the underlying Shares do not increase in value, the option will have no value;

if the Optionee exercises the option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

no claim or entitlement to compensation or damages shall arise from forfeiture of the option resulting from the termination of the Optionee’s employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and in consideration of the grant of the option to which the

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Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company, any Parent or Subsidiary or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

for purposes of the option, the Optionee’s employment or service relationship will be considered terminated as of the date the Optionee is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) the Optionee’s right to vest in the option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any); and (ii) the period (if any) during which the Optionee may exercise the option after such termination of the Optionee’s employment or service relationship will commence on the date the Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where the Optionee is employed or terms of the Optionee’s employment agreement, if any; the Board of Directors shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of his or her option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence);

unless otherwise provided in the Plan or by the Company in its discretion, the option and the benefits evidenced by this Agreement do not create any entitlement to have the option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and

neither the Company, the Employer nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of the option or of any amounts due to the Optionee pursuant to the exercise of the option or the subsequent sale of any Shares acquired upon exercise.

SECTION 2. DATA PRIVACY.

The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other option grant materials (“Data”) by and among, as applicable, the Employer, the Company and any Parent and Subsidiaries for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

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The Optionee understands that the Company and the Employer may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

The Optionee understands that Data will be transferred to such stock plan service providers as may be currently engaged by the Company or selected by the Company in the future to assist the Company and/or the Employer with the implementation, administration and management of the Plan, including, without limitation, brokers, benefit managers, equity software providers and outside legal and accounting advisors. The Optionee understands that these Data recipients may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company and these Data recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan and as required by applicable laws. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant the Optionee options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

SECTION 3. LANGUAGE.

If the Optionee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

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APPENDIX B

TO THE GLOBAL STOCK OPTION AGREEMENT FOR NON-U.S. OPTIONEES

Terms and Conditions

This Appendix B includes special terms and conditions applicable to Optionees in the countries below. These terms and conditions are in addition to, or, if so indicated, in place of, the terms and conditions set forth in the Agreement, including Appendix A. Capitalized terms used but not defined herein have the meanings given to them in the Agreement and/or the Plan.

Notifications

This Appendix B may also include information regarding exchange controls and certain other issues of which the Optionee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information noted herein as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information may be out of date at the time the Optionee exercises the option and acquires Shares or when the Optionee subsequently sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Optionee’s situation.

Finally, if the Optionee is a citizen or resident of a country other than the one in which he or she is working as of the Date of Grant, transfers employment to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to the Optionee. In addition, the Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to such an Optionee.

ALL COUNTRIES OUTSIDE THE UNITED STATES

Terms and Conditions

RIGHT TO EXERCISE.

Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

(a) Prior to an Exit. Unless the Board of Directors, in their absolute discretion, determine otherwise, no part of the option shall become exercisable until an Exit.

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(b) In Connection With an Exit. In the event of an Exit, the option, to the extent it has not already expired or been exercised, shall become exercisable as follows:

(i) unless the Board of Directors determine in their absolute discretion that the Option shall become exercisable to a greater extent, the option shall become exercisable to the extent Vested as at the date of Exit, provided that the Optionee’s Service continues at the date of Exit; or

(ii) if the Optionee is a Good Leaver prior to the date of Exit, to the extent Vested in accordance with Section 6(b)(i) below,

and, to the extent that it is exercisable pursuant to this Section 2(b), the option may be exercised in accordance with Sections 2(c) and Section 4 of this Agreement.

(c) Determination of Exercise Period. If the option becomes exercisable in connection with Section 2(b)(i) of this Agreement, then, subject to the other conditions set forth in this Agreement and Section 8 of the Plan, this option may be exercised from time to time after the date of Exit and prior to its expiration as and when and to the extent it is then Vested and unexercised. If the Option becomes exercisable in connection with an Exit pursuant to Section 2(b)(ii) of this Agreement, the Board of Directors will determine:

(i) the period within which it may be exercised at the end of which it will cease to be exercisable and will not be capable of becoming exercisable again as a result of any provision of the Plan or this Agreement; and

(ii) the time or date on which it will expire.

EXERCISE PROCEDURES.

The following exercise procedure is added as a new Section 5(d) of the Agreement:

(d) Net exercise. The Board may at any time in its absolute discretion determine in relation to this option that all or a part of the Purchase Price may be paid by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise of the option by the largest number of whole Shares with a Fair Market Value (as of the exercise date) that does not exceed the Purchase Price. The Optionee shall pay any remaining balance of the Purchase Price in one of the other forms specified in this Section 5. Any exercise of the option in accordance with this Section 5(d) shall be subject to the operation of Section 4(c) above.

TERM AND EXPIRATION.

Section 6(b) of the Agreement is deleted in its entirety and replaced with the following:

(b) Expiration Upon Termination of Service.

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(i) Unless the Board of Directors, in its absolute discretion determines that the option shall Vest to a greater extent, in the event that the Optionee becomes a Good Leaver, the option shall cease to Vest as at the date of cessation of Service as a Good Leaver. Any part of the Option which has become Vested as of such date of cessation may only be exercised:

(1) in connection with a subsequent Exit in accordance with Section 2 of this Agreement; or

(2) if an Exit has already occurred and the option has not expired in accordance with Section 2(c)(ii) of this Agreement, the option may be exercised:

(a) within 12 months of the date of cessation if cessation is due to death;

(b) within 6 months of the date of cessation if cessation is due to Disability; or

(c) within 3 months of the date of cessation if the Optionee becomes a Good Leaver in any circumstances other than death or Disability,

after which, to the extent unexercised the option shall expire.

For the avoidance of doubt, any part of the option that does not Vest in accordance with this Section 6(b)(i) shall expire on the date of cessation of Service as a Good Leaver.

(ii) In the event that the Optionee becomes a Bad Leaver, all options held by the Optionee, including, for the avoidance of doubt, those that have Vested (in full or in part) and those that have become exercisable (in full or in part), shall expire on the date of cessation of Service as a Bad Leaver.

A new Section 6(d) is added to the Agreement as follows:

(d) Expiration. The option (or, where relevant, any part of the option) will expire on the earliest of:

(i) the expiration date specified in the Notice of Stock Option Grant;

(ii) in respect of any part of the Option which does not Vest in accordance with Section 6(b)(i), the date on which the Optionee becomes a Good Leaver;

(iii) the expiry of the relevant periods pursuant to Section 6(b)(i)(2);

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(iv) the date on which the Optionee becomes a Bad Leaver;

(v) the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding up of the Company;

(vi) the date on which the Optionee becomes bankrupt or does or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the option;

(vii) the date or time determined in accordance with Section 2(c)(ii) of this Agreement; and

(viii) any other date determined in accordance with this Agreement.

DEFINITIONS.

The following definitions are added to Section 14 of the Agreement:

“Bad Leaver” shall mean any Optionee whose continuous Service is terminated for one of the following reasons (as determined by the Board of Directors in their absolute discretion):

(i) failure (other than due to Disability) to materially comply with written Company policies generally applicable to similar service providers to the Company or any directive of the Optionee’s superior that is reasonably achievable, that is not inconsistent with the Optionee’s position or the fulfillment of fiduciary duties and that is not otherwise prohibited by law or established public policy, subject to notice and 30 day cure period to the extent curable;

(ii) engagement in willful misconduct against the Company or its Parent or a Subsidiary that is materially injurious to the Company or its Parent or a Subsidiary;

(iii) engagement in any activity that is a conflict of interest or competitive with the Company or its Parent or a Subsidiary;

(iv) engaging in any act of fraud or dishonesty against the Company or its Parent or a Subsidiary or any material breach of federal or state securities or other laws or regulations;

(v) engaging in an act of assault or other acts of violence in the workplace;

(vi) harassment of any individual in the workplace based on age, gender or other protected status or class or violation of any policy of the Company, its Parent or a Subsidiary regarding harassment; or

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(vii) conviction, guilty plea or plea of nolo contendre for any felony charge.

“Exit” shall mean an occurrence of any one or more of the following as determined by the Board of Directors in its absolute discretion:

(i) a merger or consolidation in which:

(a) the Company is a constituent party; or

(b) a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation,

except, in each case, any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (A) the surviving or resulting company or (B) if the surviving or resulting company is a wholly owned subsidiary of another company immediately following such merger or consolidation, the parent company of such surviving or resulting company (provided that, for the purpose of this definition, all shares of Stock issuable upon exercise of options outstanding immediately prior to such merger or consolidation or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Stock are converted or exchanged);

(ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, expect where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company; or

(iii) the closing of a firm offer in respect of an underwritten initial public offering filed under the Securities Act of 1933, as amended, in respect of all or any of the Stock of the Company.

“Good Leaver” shall mean any Optionee other than a Bad Leaver who ceases to be in continuous Service.

“Vested” shall mean, in relation to all or any part of the option, as appropriate, when any relevant condition (including, for the avoidance of doubt, the affluxion of time) has been satisfied, as confirmed by the Board of Directors (or, where relevant, waived) and “Vesting” and “Vest” shall be construed accordingly. For the avoidance of doubt, unless stated otherwise, any part of the option which Vests does not automatically become exercisable.

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ARGENTINA

Terms and Conditions

Nature of Grant.

The following provision supplements Section 1 of the Appendix A:

Any benefits awarded under the Plan accrue no more frequently than on an annual basis. In addition, the Optionee acknowledges, understands and agrees that the grant is made by the Company on behalf of the Employer.

Exercise Procedures / Payment for Stock. Under current exchange control laws in Argentina, the Optionee is not permitted to purchase and remit foreign currency out of Argentina for the purpose of acquiring foreign securities (including Shares).

The Optionee understands and acknowledges that the Company has no liability if the Optionee is unable to exercise the option due to exchange control restrictions and that the Company reserves the right not to honor the exercise and/or to impose further terms and conditions on the exercise of the option and the issuance of Shares pursuant to the option if it determines that any regulatory requirements have not been met. In particular, but without limitation to the foregoing, the Company reserves the right to (i) require that the Optionee make payment of the Purchase Price by a method that does not involve that the Optionee advance any funds (e.g., by a “net exercise” arrangement or by an exercise/sale procedure as described in Sections 4(d) and 5(c) of the Agreement, respectively), and/or (ii) cancel the option in exchange for such cash consideration that the Board of Directors, in its sole discretion, may consider appropriate.

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Notifications

Securities Law Information.

The option and any Shares to be issued pursuant to exercise of the option are offered as a private transaction. This offering is not subject to supervision by any Argentine governmental authority.

Exchange Control Information.

If the Optionee transfers proceeds from the sale of Shares into Argentina within 10 days of sale (i.e., if the proceeds have not been held in a U.S. bank or brokerage account for at least 10 days prior to transfer), the Optionee must deposit 30% of the sale proceeds into a non-interest bearing account in Argentina for 365 days. If the Optionee has satisfied the 10 day holding obligation, the Argentine bank handling the transaction may request certain documentation in connection with the Optionee’s request to transfer sale proceeds into Argentina, including evidence of the sale and proof of the source of funds used to purchase the Shares. If the bank determines that the 10-day rule or any other rule or regulation promulgated by the Argentine Central Bank has not been satisfied, it will require that 30% of the transfer amount be placed in a non-interest bearing dollar denominated mandatory deposit account for a holding period of 365 days.

The Optionee is solely responsible for complying with the exchange control rules that may apply in connection with the Optionee’s participation in the Plan. Prior to exercising the option, transferring sale proceeds into Argentina or taking any other action related to the Plan, the Optionee should consult his or her local bank and legal advisor to confirm the exchange control rules and required documentation.

UNITED KINGDOM

Terms and Conditions

Withholding Taxes.

This provision supplements Section 4(c) of the Agreement and applies if the Shares are considered readily convertible assets under U.K. law at the time of exercise:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by the Optionee to the Employer, effective on the Due Date. The Optionee agrees that the loan will bear interest at the then-current Her Majesty’s Revenue and Customs (“HMRC”) Official Rate, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 4(c) of the Agreement. Notwithstanding the foregoing, if the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Securities Exchange Act of 1934, as amended), the Optionee will not be eligible for such a loan to cover the tax liability. In the event that the Optionee is a director or executive officer and the income tax due is not collected from or paid by the Optionee by the Due Date, the amount of any uncollected income

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tax may constitute a benefit to the Optionee on which additional income tax and employee National Insurance contributions (“NICs”) will be payable. The Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer, as applicable, for the value of any employee NICs due on this additional benefit, which the Company or the Employer may recover from the Optionee at any time thereafter by any of the means referred to in Section 4(c) of the Agreement.

Section 431 Election.

As a condition of participation in the Plan and the exercise of the option, the Optionee agrees, jointly with the Employer, that he or she shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Optionee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of the option as if such Shares were not Restricted Securities (for U.K. tax purposes only).

Joint Election for Transfer of Liability for Employer National Insurance Contributions.

As a condition of participation in the Plan and the exercise of the option at a time when the Shares are considered readily convertible assets under U.K. law, the Optionee agrees to accept any liability for secondary Class 1 NICs that may be payable by the Company, the Employer, any Parent or Subsidiary in connection with the option and any event giving rise to Tax-Related Items (“Employer NICs”). Without prejudice to the foregoing, the Optionee agrees to execute a joint election with the Company or the Employer, the form of such joint election (the “Joint Election”) having been approved formally by HMRC, and any other required consent or election prior to exercise of the option. The Optionee further agrees to execute such other joint elections as may be required between the Optionee and any successor to the Company, the Employer, any Parent or Subsidiary. The Optionee further agrees that the Company, the Employer, any Parent or Subsidiary may collect the Employer NICs from the Optionee by any of the means set forth in Section 4(c) of the Agreement.

If the Optionee does not enter into a Joint Election prior to the exercise of the option, he or she will not be entitled to exercise the option unless and until he or she enters into a Joint Election, and no Shares will be issued to the Optionee under the Plan, without any liability to the Company, the Employer, any Parent or Subsidiary.

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THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

EVENTBRITE, INC. 2010 STOCK PLAN:

GLOBAL STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 15 of this Agreement.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

The Optionee shall not Transfer this option other than by will or by the laws of descent and distribution, except as provided in the following sentence. The Optionee may Transfer this option to the extent it is an NSO to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family or to a partnership in which such Immediate Family members and the Optionee are the only partners, in each case without consideration and for bona fide estate planning purposes, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee Transfers this option, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company pursuant to Section 13(c). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The person exercising this option shall sign the notice. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.

(b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause the Shares for which the option is exercised to be registered in book entry (i.e., uncertificated) form on the books and records of the Company. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. In the case of Restricted Shares, the Company shall cause certificates to be deposited in escrow under Section 7(c) upon request for such certificates to be issued. In the case of other Shares, the Company shall cause such certificates to be delivered to or upon the order of the person exercising this option only upon request for such certificates to be issued.

(c) Withholding Taxes.

(i) The Optionee acknowledges that, regardless of any action taken by the Company or, if different, any Parent or Subsidiary employing or retaining the Optionee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”), is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the option, including, but not limited to, the grant, vesting or exercise of the option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(ii) Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; (ii) withholding from proceeds of the sale of Shares acquired upon exercise of the option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization); and/or (iii) withholding in Shares to be issued upon exercise of the option.

(iii) Depending on the withholding method, the Company and/or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Optionee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in Shares. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Shares subject to the exercised portion of the option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(iv) The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c) Exercise/Sale. All or part of the Purchase Price and any Tax-Related Items may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock is then publicly traded on an established securities market and (ii) such payment does not violate applicable law.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is exercisable for vested Shares on or before the date when the Optionee’s Service terminates. When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option was exercisable for vested Shares on or before the date when the Optionee’s Service terminated.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by bequest or inheritance, but only to the extent that this option is exercisable for vested Shares on or before the date of the Optionee’s death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

(d) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be in continuous Service for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii) More than 12 months after the date when the Optionee ceases to be in continuous Service by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii) More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF REPURCHASE.

(a) Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the lower of (i) the Exercise Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.

(b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. However, in the event of a Change in Control prior to the Optionee’s termination of Service, the Right of Repurchase shall lapse in full with respect to all the Restricted Shares immediately prior to the consummation of the Change in Control.

(c) Uncertificated Restricted Shares; Escrow. The Restricted Shares shall be issued in book entry (i.e., uncertificated form) on the books of the Company with a notation of these restrictions. If any Restricted Shares are ever issued in certificated form, such shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in accordance with this Subsection (c). All ordinary cash dividends on Restricted Shares shall be paid directly to the Purchaser. Restricted Shares, together with any other assets held by the Company under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or (ii) released to the Purchaser upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months).

(d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 13(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased, if any, shall be delivered to the Company.

(e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g) Transfer of Restricted Shares. The Optionee shall not Transfer any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Optionee may Transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, in each case for bona fide estate planning purposes, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee Transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. APPROVAL RIGHT AND RIGHT OF FIRST REFUSAL.

(a) Approval Right. The Optionee shall not Transfer any Shares without first obtaining the express written approval of the Board of Directors. In the event that the Optionee proposes to Transfer any Shares, the Optionee shall first give a written Transfer Notice to the Company along with a request to the Board of Directors to approve such Transfer. The Transfer Notice shall fully describe the proposed Transfer, including the number of Shares proposed to be Transferred, the proposed Transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed Transfer will not violate any applicable federal, State or foreign securities laws. Such Transfer Notice must be signed by the Optionee. Within a reasonable period of time after receiving the Transfer Notice, the Board of Directors shall either grant or deny the approval of such Transfer in its sole and absolute discretion. If the Board of Directors does not approve of such Transfer, the Optionee shall not be permitted to Transfer such Shares.

(b) Right of First Refusal. If the Board of Directors has approved the Optionee’s proposed Transfer of Shares pursuant to Subsection 8(a) above, the Optionee must then present to the Company the Transfer Notice signed both by the Optionee and by the proposed Transferee and such Transfer Notice must constitute a binding commitment of both parties to the Transfer of the Shares (the “Second Transfer Notice”). The Company shall have the Right of First Refusal with respect to all or any portion of such Shares. The Company shall have the right to purchase all or any portion of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (c) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date on which the Second Transfer Notice was received by the Company.

(c) Transfer of Shares. If the Company fails to fully exercise its Right of First Refusal within 30 days after the date on which it received the Second Transfer Notice, the Optionee may, not later than 90 days following receipt of such Second Transfer Notice by the Company, conclude a Transfer of the Shares subject to the Second Transfer Notice (and not otherwise elected to be purchased by the Company) on the terms and conditions described in the Second Transfer Notice, provided that any such Transfer is made in compliance with applicable federal, State and foreign securities laws and Company policies in effect at the time of Transfer (including the payment of any applicable Transfer charges imposed by the Company) and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed Transfer on terms and conditions different from those described in the Second Transfer Notice, as well as any subsequent proposed Transfer by the Optionee, shall again be subject to the Approval Right and the Right of First Refusal and shall require compliance with the procedures described in Subsections (a) and (b) above. If the Company exercises its Right of First Refusal, the parties shall consummate the Transfer of the Shares that the Company elected to purchase on the terms set forth in the Second Transfer Notice within 60 days after the date on which the Company received the Second Transfer Notice; provided, however, that in the event the Second Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of Transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Second Transfer Notice.

(d) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Approval Right and the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(e) Termination of Approval Right and Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is publicly traded on an established securities market when the Optionee desires to Transfer Shares, the Company shall have no Approval Right or Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a), (b) and (c) above.

(f) Permitted Transfers. This Section 8 shall not apply to (i) a Transfer to the Company, (ii) a Transfer by will or intestate succession or (iii) a Transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, in each case for bona fide estate planning purposes, provided in any case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee Transfers any Shares acquired under this Agreement, either under this Subsection (f) or after the Company has failed to fully exercise the Right of First Refusal following the approval of such Transfer, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(g) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(h) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 8.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(i) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(ii) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(iii) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the Transfer of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the Transfer of Shares under this Agreement to comply with any law.

SECTION 11. RESTRICTIONS ON TRANSFER OF SHARES.

(a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or foreign jurisdiction, the Company at its discretion may impose restrictions upon the Transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or foreign jurisdiction or any other law.

(b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN APPROVAL RIGHTS AND RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 12. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 13. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company, the Employer or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Subject to Section 14(b) with respect to notices from the Company, any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or local country equivalent, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g) Venue. Unless the Optionee and the Company and/or the Employer have agreed otherwise in a separate written alternative dispute resolution agreement, for purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the option or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, where this grant is made and/or to be performed, and no other courts.

(h) Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(i) Appendix. Notwithstanding any provisions in this Agreement, if the Optionee resides in a country outside the United States or is otherwise subject to the laws of a country other than the United States, the option shall be subject to the additional terms and conditions set forth in Appendix A to this Agreement and to the special terms and provisions as set forth in Appendix B for the Optionee’s country, if any. Moreover, if the Optionee relocates to one of the countries included in Appendix B during the life of the option, the special terms and conditions for such country shall apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Appendix A and B constitute part of this Agreement.

(j) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the option and the Shares acquired upon exercise of the option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 14. ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low. Finally, the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan or the Optionee’s acquisition or sale of Shares. The Optionee is hereby advised to consult with his or her personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(b) Electronic Delivery and Acceptance of Documents. The Optionee agrees to accept by email all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through the electronic acceptance procedure established and maintained by the Company or a third party designated by the Company. If the Company posts these documents on a website, it shall notify the Optionee by email of their availability. The Optionee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Optionee gives the Company written notice that it should deliver paper documents.

(c) No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

SECTION 15. DEFINITIONS.

(a) “Agreement” shall mean this Global Stock Option Agreement including Appendices A and B.

(b) “Approval Right” shall mean the requirement that the Optionee obtain the prior approval of the Board of Directors to any Transfer.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(d) “Change in Control” shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or (ii) the dissolution, liquidation or winding up of the Company. The foregoing notwithstanding, a merger or consolidation of the Company does not constitute a “Change in Control” if immediately after the merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of the continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to the merger or consolidation in substantially the same proportions as their ownership of the voting power of the Company’s capital stock immediately prior to the merger or consolidation.

(e) “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(g) “Company” shall mean Eventbrite, Inc., a Delaware corporation.

(h) “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(i) “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(j) “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(k) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(l) “Employer” shall have the meaning set forth in Section 4(c).

(m) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(n) “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(o) “Immediate Family” shall have the same meaning as “family member” as defined in Rule 701 of the Securities Act.

(p) “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(q) “Market Stand-Off” shall have the meaning set forth in Section 11(b).

(r) “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(s) “NSO” shall mean a stock option not described in Section 422(b) or 423(b) of the Code.

(t) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(u) “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(v) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(w) “Plan” shall mean the Eventbrite, Inc. 2010 Stock Plan, as in effect on the Date of Grant.

(x) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(y) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

(z) “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.

(aa) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(bb) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.

(cc) “Second Transfer Notice” shall have the meaning set forth in Section 8(b).

(dd) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ee) “Service” shall mean service as an Employee, Outside Director or Consultant.

(ff) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(gg) “Stock” shall mean the Common Stock of the Company.

(hh) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(ii) “Tax-Related Items” shall have the meaning set forth in Section 4(c).

(jj) “Transfer,” “Transferred,” and words of similar import shall mean any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, attachment, disposition or sale under execution of or any other like transfer or encumbering of any Shares or any interest therein (by operation of law or otherwise).

(kk) “Transferee” shall mean any person to whom the Optionee has directly or indirectly Transferred any Share acquired under this Agreement.

(ll) “Transfer Notice” shall mean the notice of a proposed Transfer of Shares described in Section 8(a).

APPENDIX A

TO THE GLOBAL STOCK OPTION AGREEMENT FOR NON-U.S. OPTIONEES

The following terms and conditions apply to Optionees who reside outside the United States or who are otherwise subject to the laws of a country other than the United States. In general, the terms and conditions in this Appendix A supplement the provisions of the Agreement, unless otherwise indicated herein. Capitalized terms used but not defined herein have the meanings given to them in the Agreement and/or the Plan.

SECTION 1. NATURE OF GRANT.

In accepting the option, the Optionee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c) all decisions with respect to future options or other grants, if any, will be at the sole discretion of the Company;

(d) the Optionee is voluntarily participating in the Plan;

(e) the option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(f) the option and any Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the Shares underlying the option is unknown, indeterminable, and cannot be predicted with certainty;

(h) if the underlying Shares do not increase in value, the option will have no value;

(i) if the Optionee exercises the option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of the option resulting from the termination of the Optionee’s employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and in consideration of the grant of the option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company, any Parent or Subsidiary or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Parent or Subsidiary and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k) for purposes of the option, the Optionee’s employment or service relationship will be considered terminated as of the date the Optionee is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, (i) the Optionee’s right to vest in the option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any); and (ii) the period (if any) during which the Optionee may exercise the option after such termination of the Optionee’s employment or service relationship will commence on the date the Optionee ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where the Optionee is employed or terms of the Optionee’s employment agreement, if any; the Board of Directors shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of his or her option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence);

(l) unless otherwise provided in the Plan or by the Company in its discretion, the option and the benefits evidenced by this Agreement do not create any entitlement to have the option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and

(m) neither the Company, the Employer nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of the option or of any amounts due to the Optionee pursuant to the exercise of the option or the subsequent sale of any Shares acquired upon exercise.

SECTION 2. DATA PRIVACY.

The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other option grant materials (“Data”) by and among, as applicable, the Employer, the Company and any Parent and Subsidiaries for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

The Optionee understands that the Company and the Employer may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

The Optionee understands that Data will be transferred to such stock plan service providers as may be currently engaged by the Company or selected by the Company in the future to assist the Company and/or the Employer with the implementation, administration and management of the Plan, including, without limitation, brokers, benefit managers, equity software providers and outside legal and accounting advisors. The Optionee understands that these Data recipients may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company and these Data recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan and as required by applicable laws. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing the Optionee’s consent is that the Company would not be able to grant the Optionee options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

SECTION 3. LANGUAGE.

If the Optionee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

APPENDIX B

TO THE GLOBAL STOCK OPTION AGREEMENT FOR NON-U.S. OPTIONEES

Terms and Conditions

This Appendix B includes special terms and conditions applicable to Optionees in the countries below. These terms and conditions are in addition to, or, if so indicated, in place of, the terms and conditions set forth in the Agreement, including Appendix A. Capitalized terms used but not defined herein have the meanings given to them in the Agreement and/or the Plan.

Notifications

This Appendix B may also include information regarding exchange controls and certain other issues of which the Optionee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information noted herein as the only source of information relating to the consequences of the Optionee’s participation in the Plan because the information may be out of date at the time the Optionee exercises the option and acquires Shares or when the Optionee subsequently sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation, and the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to the Optionee’s situation.

Finally, if the Optionee is a citizen or resident of a country other than the one in which he or she is working as of the Date of Grant, transfers employment to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to the Optionee. In addition, the Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply to such an Optionee.

ALL COUNTRIES OUTSIDE THE UNITED STATES

Terms and Conditions

RIGHT TO EXERCISE.

Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

(a) Prior to an Exit. Unless the Board of Directors, in their absolute discretion, determine otherwise, no part of the option shall become exercisable until an Exit.

(b) In Connection With an Exit. In the event of an Exit, the option, to the extent it has not already expired or been exercised, shall become exercisable as follows:

(i) unless the Board of Directors determine in their absolute discretion that the Option shall become exercisable to a greater extent, the option shall become exercisable to the extent Vested as at the date of Exit, provided that the Optionee’s Service continues at the date of Exit; or

(ii) if the Optionee is a Good Leaver prior to the date of Exit, to the extent Vested in accordance with Section 6(b)(i) below,

and, to the extent that it is exercisable pursuant to this Section 2(b), the option may be exercised in accordance with Sections 2(c) and Section 4 of this Agreement.

(c) Determination of Exercise Period. If the option becomes exercisable in connection with Section 2(b)(i) of this Agreement, then, subject to the other conditions set forth in this Agreement and Section 8 of the Plan, this option may be exercised from time to time after the date of Exit and prior to its expiration as and when and to the extent it is then Vested and unexercised. If the Option becomes exercisable in connection with an Exit pursuant to Section 2(b)(ii) of this Agreement, the Board of Directors will determine:

(i) the period within which it may be exercised at the end of which it will cease to be exercisable and will not be capable of becoming exercisable again as a result of any provision of the Plan or this Agreement; and

(ii) the time or date on which it will expire.

EXERCISE PROCEDURES.

The following exercise procedure is added as a new Section 5(d) of the Agreement:

(d) Net exercise. The Board may at any time in its absolute discretion determine in relation to this option that all or a part of the Purchase Price may be paid by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise of the option by the largest number of whole Shares with a Fair Market Value (as of the exercise date) that does not exceed the Purchase Price. The Optionee shall pay any remaining balance of the Purchase Price in one of the other forms specified in this Section 5. Any exercise of the option in accordance with this Section 5(d) shall be subject to the operation of Section 4(c) above.

TERM AND EXPIRATION.

Section 6(b) of the Agreement is deleted in its entirety and replaced with the following:

(b) Expiration Upon Termination of Service.

(i) Unless the Board of Directors, in its absolute discretion determines that the option shall Vest to a greater extent, in the event that the Optionee becomes a Good Leaver, the option shall cease to Vest as at the date of cessation of Service as a Good Leaver. Any part of the Option which has become Vested as of such date of cessation may only be exercised:

(1) in connection with a subsequent Exit in accordance with Section 2 of this Agreement; or

(2) if an Exit has already occurred and the option has not expired in accordance with Section 2(c)(ii) of this Agreement, the option may be exercised:

(a) within 12 months of the date of cessation if cessation is due to death;

(b) within 6 months of the date of cessation if cessation is due to Disability; or

(c) within 3 months of the date of cessation if the Optionee becomes a Good Leaver in any circumstances other than death or Disability,

after which, to the extent unexercised the option shall expire.

For the avoidance of doubt, any part of the option that does not Vest in accordance with this Section 6(b)(i) shall expire on the date of cessation of Service as a Good Leaver.

(ii) In the event that the Optionee becomes a Bad Leaver, all options held by the Optionee, including, for the avoidance of doubt, those that have Vested (in full or in part) and those that have become exercisable (in full or in part), shall expire on the date of cessation of Service as a Bad Leaver.

A new Section 6(d) is added to the Agreement as follows:

(d) Expiration. The option (or, where relevant, any part of the option) will expire on the earliest of:

(i) the expiration date specified in the Notice of Stock Option Grant;

(ii) in respect of any part of the Option which does not Vest in accordance with Section 6(b)(i), the date on which the Optionee becomes a Good Leaver;

(iii) the expiry of the relevant periods pursuant to Section 6(b)(i)(2);

(iv) the date on which the Optionee becomes a Bad Leaver;

(v) the date on which a resolution is passed, or an order is made by the Court, for the compulsory winding up of the Company;

(vi) the date on which the Optionee becomes bankrupt or does or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the option;

(vii) the date or time determined in accordance with Section 2(c)(ii) of this Agreement; and

(viii) any other date determined in accordance with this Agreement.

DEFINITIONS.

The following definitions are added to Section 14 of the Agreement:

“Bad Leaver” shall mean any Optionee whose continuous Service is terminated for one of the following reasons (as determined by the Board of Directors in their absolute discretion):

(i) failure (other than due to Disability) to materially comply with written Company policies generally applicable to similar service providers to the Company or any directive of the Optionee’s superior that is reasonably achievable, that is not inconsistent with the Optionee’s position or the fulfillment of fiduciary duties and that is not otherwise prohibited by law or established public policy, subject to notice and 30 day cure period to the extent curable;

(ii) engagement in willful misconduct against the Company or its Parent or a Subsidiary that is materially injurious to the Company or its Parent or a Subsidiary;

(iii) engagement in any activity that is a conflict of interest or competitive with the Company or its Parent or a Subsidiary;

(iv) engaging in any act of fraud or dishonesty against the Company or its Parent or a Subsidiary or any material breach of federal or state securities or other laws or regulations;

(v) engaging in an act of assault or other acts of violence in the workplace;

(vi) harassment of any individual in the workplace based on age, gender or other protected status or class or violation of any policy of the Company, its Parent or a Subsidiary regarding harassment; or

(vii) conviction, guilty plea or plea of nolo contendre for any felony charge.

“Exit” shall mean an occurrence of any one or more of the following as determined by the Board of Directors in its absolute discretion:

(i) a merger or consolidation in which:

(a) the Company is a constituent party; or

(b) a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation,

except, in each case, any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (A) the surviving or resulting company or (B) if the surviving or resulting company is a wholly owned subsidiary of another company immediately following such merger or consolidation, the parent company of such surviving or resulting company (provided that, for the purpose of this definition, all shares of Stock issuable upon exercise of options outstanding immediately prior to such merger or consolidation or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Stock are converted or exchanged);

(ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, expect where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company; or

(iii) the closing of a firm offer in respect of an underwritten initial public offering filed under the Securities Act of 1933, as amended, in respect of all or any of the Stock of the Company.

“Good Leaver” shall mean any Optionee other than a Bad Leaver who ceases to be in continuous Service.

“Vested” shall mean, in relation to all or any part of the option, as appropriate, when any relevant condition (including, for the avoidance of doubt, the affluxion of time) has been satisfied, as confirmed by the Board of Directors (or, where relevant, waived) and “Vesting” and “Vest” shall be construed accordingly. For the avoidance of doubt, unless stated otherwise, any part of the option which Vests does not automatically become exercisable.

ARGENTINA

Terms and Conditions

Nature of Grant.

The following provision supplements Section 1 of the Appendix A:

Any benefits awarded under the Plan accrue no more frequently than on an annual basis. In addition, the Optionee acknowledges, understands and agrees that the grant is made by the Company on behalf of the Employer.

Exercise Procedures / Payment for Stock. Under current exchange control laws in Argentina, the Optionee is not permitted to purchase and remit foreign currency out of Argentina for the purpose of acquiring foreign securities (including Shares).

The Optionee understands and acknowledges that the Company has no liability if the Optionee is unable to exercise the option due to exchange control restrictions and that the Company reserves the right not to honor the exercise and/or to impose further terms and conditions on the exercise of the option and the issuance of Shares pursuant to the option if it determines that any regulatory requirements have not been met. In particular, but without limitation to the foregoing, the Company reserves the right to (i) require that the Optionee make payment of the Purchase Price by a method that does not involve that the Optionee advance any funds (e.g., by a “net exercise” arrangement or by an exercise/sale procedure as described in Sections 4(d) and 5(c) of the Agreement, respectively), and/or (ii) cancel the option in exchange for such cash consideration that the Board of Directors, in its sole discretion, may consider appropriate.

Notifications

Securities Law Information.

The option and any Shares to be issued pursuant to exercise of the option are offered as a private transaction. This offering is not subject to supervision by any Argentine governmental authority.

Exchange Control Information.

If the Optionee transfers proceeds from the sale of Shares into Argentina within 10 days of sale (i.e., if the proceeds have not been held in a U.S. bank or brokerage account for at least 10 days prior to transfer), the Optionee must deposit 30% of the sale proceeds into a non-interest bearing account in Argentina for 365 days. If the Optionee has satisfied the 10 day holding obligation, the Argentine bank handling the transaction may request certain documentation in connection with the Optionee’s request to transfer sale proceeds into Argentina, including evidence of the sale and proof of the source of funds used to purchase the Shares. If the bank determines that the 10-day rule or any other rule or regulation promulgated by the Argentine Central Bank has not been satisfied, it will require that 30% of the transfer amount be placed in a non-interest bearing dollar denominated mandatory deposit account for a holding period of 365 days.

The Optionee is solely responsible for complying with the exchange control rules that may apply in connection with the Optionee’s participation in the Plan. Prior to exercising the option, transferring sale proceeds into Argentina or taking any other action related to the Plan, the Optionee should consult his or her local bank and legal advisor to confirm the exchange control rules and required documentation.

CANADA

Terms and Conditions

Payment for Stock.

The following provision supplements Section 5 of the Agreement:

Notwithstanding Section 7 of the Plan or any provision of the Agreement to the contrary, the Optionee will not be permitted to use the exercise methods set forth in Sections 5(b) and 5(d) of this Agreement to pay the Purchase Price in connection with this option. The Company reserves the right to permit these methods of payment depending upon the development of local law.

Nature of Grant.

The following provision replaces Section 1(k) of the Appendix A:

for purposes of the option, the Optionee’s employment or service relationship will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), as of the date that is the earlier of: (i) the date the Optionee receives notice of termination of employment, or (ii) the date the Optionee is no longer actively employed or actively providing services to the Company, any Parent or Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law). Unless otherwise expressly provided in this Agreement or determined by the Company, this date shall be the date on which vesting of this option ceases and on which the period remaining to exercise the option (if any) starts to run. The Board of Directors shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of his or her option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence);

The following provisions apply if the Optionee is a resident of Quebec:

Language Consent.

The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement relatif à la langue utilisée

Les parties reconnaissent avoir exigé la rédaction en anglais de cette Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.

Data Privacy.

The following provision supplements Section 2 of the Appendix A:

The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Optionee further authorizes the Company and the Parent or Subsidiary employing the Optionee to disclose and discuss the Plan with their advisors. The Optionee further authorizes the Company and the Parent or Subsidiary employing the Optionee to record such information and to keep such information in his or her employee file.

Notifications

Securities Law Information.

The Optionee is permitted to sell Shares acquired under the Plan through the designated broker appointed under the Plan, if any, provided the sale of the Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares will be listed.

Foreign Asset/Account Reporting Information.

The Optionee is required to report any foreign property (including Shares acquired under the Plan) on form T1135 (Foreign Income Verification Statement) if the total cost of the Optionee’s foreign property exceeds C$100,000 at any time in the year. The form must be filed by April 30 of the following year. The Optionee’s cost of Shares would generally be their Fair Market Value at the time they were issued to the Optionee.

GERMANY

Notifications

Exchange Control Information.

Cross-border payments in excess of €12,500 must be reported monthly to the State Central Bank. The Optionee is responsible for obtaining the appropriate form from a German bank and complying with applicable reporting requirements.

IRELAND

Notifications

Director Notification Information.

If the Optionee is a director, shadow director1 or secretary of an Irish Subsidiary, the Optionee must notify the Irish Subsidiary in writing within five business days of (i) receiving or disposing of an interest in the Company (e.g., options, Shares, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor child (whose interests will be attributed to the director, shadow director or secretary, as the case may be).

UNITED KINGDOM

Terms and Conditions

Withholding Taxes.

This provision supplements Section 4(c) of the Agreement and applies if the Shares are considered readily convertible assets under U.K. law at the time of exercise:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the liability or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by the Optionee to the Employer, effective on the Due Date. The Optionee agrees that the loan will bear interest at the then-current Her Majesty’s Revenue and Customs (“HMRC”) Official Rate, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 4(c) of the Agreement. Notwithstanding the foregoing, if the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Securities Exchange Act of 1934, as amended), the Optionee will not be eligible for such a loan to cover the tax liability. In the event that the Optionee is a director or executive officer and the income tax due is not collected from or paid by the Optionee by the Due Date, the amount of any uncollected income tax may constitute a benefit to the Optionee on which additional income tax and employee National Insurance contributions (“NICs”) will be payable. The Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer, as applicable, for the value of any employee NICs due on this additional benefit, which the Company or the Employer may recover from the Optionee at any time thereafter by any of the means referred to in Section 4(c) of the Agreement.

[1]	A shadow director is an individual who is not on the board of directors of the Irish Subsidiary, but who has sufficient control so that the board of directors of the Irish Subsidiary acts in accordance with the directions or instructions of the individual.

Section 431 Election.

As a condition of participation in the Plan and the exercise of the option, the Optionee agrees, jointly with the Employer, that he or she shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Optionee will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of the option as if such Shares were not Restricted Securities (for U.K. tax purposes only).

Joint Election for Transfer of Liability for Employer National Insurance Contributions.

As a condition of participation in the Plan and the exercise of the option at a time when the Shares are considered readily convertible assets under U.K. law, the Optionee agrees to accept any liability for secondary Class 1 NICs that may be payable by the Company, the Employer, any Parent or Subsidiary in connection with the option and any event giving rise to Tax-Related Items (“Employer NICs”). Without prejudice to the foregoing, the Optionee agrees to execute a joint election with the Company or the Employer, the form of such joint election (the “Joint Election”) having been approved formally by HMRC, and any other required consent or election prior to exercise of the option. The Optionee further agrees to execute such other joint elections as may be required between the Optionee and any successor to the Company, the Employer, any Parent or Subsidiary. The Optionee further agrees that the Company, the Employer, any Parent or Subsidiary may collect the Employer NICs from the Optionee by any of the means set forth in Section 4(c) of the Agreement.

If the Optionee does not enter into a Joint Election prior to the exercise of the option, he or she will not be entitled to exercise the option unless and until he or she enters into a Joint Election, and no Shares will be issued to the Optionee under the Plan, without any liability to the Company, the Employer, any Parent or Subsidiary.

EVENTBRITE, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE (EARLY EXERCISE)

You must sign this Notice on Page 4 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:
Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: , 20	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of Eventbrite, Inc. (the “Company”) covered by the option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the option is being exercised now: . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐ Check for $ , payable to “Eventbrite, Inc.”

☐ Certificate(s) for shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐   Attestation Form covering                      shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐   Net Exercise for the Purchased Shares by the withholding by Company of                      whole Purchased Shares to pay the Total Exercise Price. [Non US Only. Requires Company consent.] [Number of Whole Shares withheld may not exceed Total Exercise Price and remainder must be satisfied by another method above.]

Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]:

☐ In my name only

☐ In the names of my spouse and myself as community property [US Community Property States Only]	My spouse’s name (if applicable):

☐ In the names of my spouse and myself as community property with the right of survivorship [US Community Property States Only]

☐ In the names of my spouse and myself as joint tenants with the right of survivorship

☐ Other: ☐ In the name of an eligible revocable trust [requires Company Consent and Stock Transfer Agreement]	Full legal name of revocable trust:
The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.	I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.	I am aware of the adoption by the Securities and Exchange Commission of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company is not required to take action to satisfy any conditions applicable to it.

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

2

6.	I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.	I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.	I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), and may remain subject to the Company’s right of repurchase at the lower of exercise price and fair market value to the extent unvested, all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.	I acknowledge that any sale, transfer or other disposition of the Purchased Shares remains subject to the prior approval of the Company’s Board of Directors in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

10.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

11.	I acknowledge that I have been granted access to and have had a chance to review (i) a summary of the material terms of the Plan, the Notice of Stock Option Grant and Stock Option Agreement, (ii) a summary disclosure of risk factors associated with investing in the securities of the Company, and (iii) financial statements of the Company dated not more than 180 days prior to the date hereof, all of which have been made available to me a reasonable time prior to the date hereof.

12.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

13.	I acknowledge that I have received a copy of the Company’s explanation of the US federal income tax consequences of an option exercise and the tax election under section 83(b) of the Internal Revenue Code. In the event that I choose to make a section 83(b) election, I acknowledge that it is my responsibility—and not the Company’s responsibility—to file the election in a timely manner, even if I ask the Company or its agents to make the filing on my behalf. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

14.	I agree that the Company does not have a duty to design or administer the 2010 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the US Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

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15.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:                                          DATE:

4

EVENTBRITE, INC. 2010 STOCK PLAN

NOTICE OF STOCK OPTION EXERCISE

You must sign this Notice on Page 4 before submitting it to the Company.

OPTIONEE INFORMATION:

Name:
Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: , 20	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of Eventbrite, Inc. (the “Company”) covered by the option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which the option is being exercised now: . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐ Check for $ , payable to “Eventbrite, Inc.”

☐ Certificate(s) for shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐   Attestation Form covering                      shares of Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐   Net Exercise for the Purchased Shares by the withholding by Company of                      whole Purchased Shares to pay the Total Exercise Price. [Non US Only. Requires Company consent.] [Number of Whole Shares withheld may not exceed Total Exercise Price and remainder must be satisfied by another method above.]

Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]:

☐ In my name only

☐ In the names of my spouse and myself as community property [US Community Property States Only]	My spouse’s name (if applicable):

☐ In the names of my spouse and myself as community property with the right of survivorship [US Community Property States Only]

☐ In the names of my spouse and myself as joint tenants with the right of survivorship

☐ Other: ☐ In the name of an eligible revocable trust [requires Company Consent and Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.	I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.	I am aware of the adoption by the Securities and Exchange Commission of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company is not required to take action to satisfy any conditions applicable to it.

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

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6.	I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.	I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.	I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

9.	I acknowledge that any sale, transfer or other disposition of the Purchased Shares remains subject to the prior approval of the Company’s Board of Directors in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

10.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

11.	I acknowledge that I have been granted access to and have had a chance to review (i) a summary of the material terms of the Plan, the Notice of Stock Option Grant and Stock Option Agreement, (ii) a summary disclosure of risk factors associated with investing in the securities of the Company, and (iii) financial statements of the Company dated not more than 180 days prior to the date hereof, all of which have been made available to me a reasonable time prior to the date hereof.

12.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

13.	I acknowledge that I have received a copy of the Company’s explanation of the US federal income tax consequences of an option exercise. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

14.	I agree that the Company does not have a duty to design or administer the 2010 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the US Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

15.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

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SIGNATURE:                                                              DATE:

4

EVENTBRITE, INC. 2010 STOCK PLAN

NOTICE OF RSU GRANT

The Grantee has been granted RSUs of Eventbrite, Inc. on the following terms:

Name of Grantee:

Total Number of RSUs:

Date of Grant:

Vesting Requirements:	Time Vesting and Performance Vesting Condition

Time Vesting Schedule:	The RSUs shall time-vest in 16 equal quarterly installments following the Vesting Commencement Date subject to the Grantee’s continuous Service through each such date.

Performance Vesting Condition:	First to occur of a Change in Control or an IPO.

Time Vesting Commencement Date:

Expiration Date:	[Note: 7 years after Date of Grant]

[Remainder of page intentionally left blank]

By signing below, the Grantee and the Company agree that the grant of the RSUs is governed by the terms and conditions of the 2010 Stock Plan and the Global Restricted Stock Unit Agreement. Both of these documents are attached to, and made a part of, this Notice of RSU Grant. Section 6(a) and Section 10 of the Global Restricted Stock Unit Agreement and Section 1 of Appendix A to the Global Restricted Stock Unit Agreement contain important acknowledgements of the Grantee.

IN ADDITION, BY SIGNING BELOW, THE GRANTEE ALSO AGREES THAT IN CONSIDERATION OF THE GRANT OF THE RSUS, THE TRANSFER RESTRICTIONS SET FORTH IN SECTION 3 OF THE ATTACHED GLOBAL RESTRICTED STOCK UNIT AGREEMENT SHALL ALSO APPLY (I) TO ALL SHARES CURRENTLY HELD BY THE GRANTEE REGARDLESS OF HOW THEY WERE ACQUIRED AND (II) TO ALL SHARES SUBJECT TO ANY EQUITY AWARDS PREVIOUSLY GRANTED TO THE GRANTEE BY THE COMPANY (WHETHER PURSUANT TO THE 2010 STOCK PLAN OR OTHERWISE).

GRANTEE:	EVENTBRITE, INC.

By:
Name	Title:
Address:

THE RSUS GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE SETTLEMENT THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

EVENTBRITE, INC. 2010 STOCK PLAN:

GLOBAL RESTRICTED STOCK UNIT AGREEMENT

SECTION 1. GRANT OF RSUS.

(a) Grant. On the terms and conditions set forth in the Notice of RSU Grant and this Agreement, the Company grants to the Grantee the number of RSUs set forth in the Notice of RSU Grant.

(b) General Restrictions. The RSUs may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee.

(c) Stock Plan and Defined Terms. The grant of RSUs is subject to the Plan, a copy of which the Grantee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Certain capitalized terms are defined in Section 11 of this Agreement and capitalized terms used herein but not otherwise defined have the meaning set forth in the Plan.

SECTION 2. VESTING CONDITIONS AND SETTLEMENT OF RSUS.

(a) Vesting Conditions. The RSUs are subject to both a time-based vesting schedule as set forth in the Notice of RSU Grant (the “Time Condition”) and performance-based vesting condition as set forth in the Notice of RSU Grant (the “Performance Vesting”), both of which must be satisfied prior to the Expiration Date before an RSU will be deemed vested and may be settled in accordance with this Agreement; provided, however, that if the Performance Vesting is satisfied prior to the Expiration Date, then the RSUs shall not be forfeited at that time but shall remain subject to the Time Condition.

(b) Vesting Date. Each date as of which both the Time Condition and Performance Vesting described above have been satisfied with respect to an RSU shall be referred to as a “Vesting Date.” If the Performance Vesting has not occurred prior to the Expiration Date, then no Vesting Date shall occur after the Expiration Date. To the extent an RSU has not satisfied the Performance Vesting, such RSU (whether or not the Time Condition has been satisfied) shall expire and be of no further force or effect on the Expiration Date. The Company shall not issue any fraction of a Share under this Agreement, and any fraction of a Share resulting from a computation made pursuant to the Time Condition shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

(c) Termination of Service. If the Grantee’s Service terminates for any reason prior to the satisfaction of the Time Condition, any RSUs that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited RSUs. Any RSUs that have satisfied the Time Condition as of the date that the Grantee’s Service terminates shall remain subject to the Performance Vesting set forth in the Notice of RSU Grant above, but shall expire and be of no further force or effect on the Expiration Date if no Vesting Date occurs prior to such Expiration Date.

(d) Settlement of RSUs. As soon as practicable following each Vesting Date, but in no event later than March 15th of the year following the calendar year in which the Vesting Date occurs, the Company shall issue to the Grantee the number of Shares equal to the number of RSUs that have satisfied the Time Condition and Performance Vesting on such Vesting Date; provided, however, that if the Performance Vesting is satisfied by an IPO, then any RSUs that have satisfied the Time Condition prior to the expiration of the Market Stand-Off shall be settled immediately following the expiration of the Market Stand-Off but in no event later than March 15th of the year following the calendar year in which the IPO occurs.

(e) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, the Grantee’s RSUs may be adjusted pursuant to the Plan and the restrictions and conditions contained in this Agreement shall apply with equal force to additional and/or substitute securities or other property (including money paid other than as an ordinary cash dividend), if any, received by the Grantee.

(f) Part-Time Employment and Leaves of Absence. If the Grantee commences working on a part-time basis, then the Company may adjust the time vesting schedule set forth in the Notice of RSU Grant. If the Grantee goes on a leave of absence, then the Company may adjust the time vesting schedule set forth in the Notice of RSU Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue while the Grantee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Grantee immediately returns to active work.

SECTION 3. APPROVAL RIGHT AND RIGHT OF FIRST REFUSAL.

(a) Approval Right. The Grantee shall not Transfer any Shares without first obtaining the express written approval of the Board of Directors. In the event that the Grantee proposes to Transfer any Shares, the Grantee shall first give a written Transfer Notice to the Company along with a request to the Board of Directors to approve such Transfer. The Transfer Notice shall fully describe the proposed Transfer, including the number of Shares proposed to be Transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed Transfer will not violate any applicable federal, State or foreign securities laws. Such Transfer Notice must be signed by the Grantee. Within a reasonable period of time after receiving the Transfer Notice, the Board of Directors shall either grant or deny the approval of such Transfer in its sole and absolute discretion. If the Board of Directors does not approve of such Transfer, the Grantee shall not be permitted to Transfer such Shares.

(b) Right of First Refusal. If the Board of Directors has approved the Grantee’s proposed Transfer of Shares pursuant to Subsection 3(a) above, the Grantee must then present to the Company the Transfer Notice signed both by the Grantee and by the proposed Transferee and such Transfer Notice must constitute a binding commitment of both parties to the Transfer of the Shares (the “Second Transfer Notice”). The Company shall have the Right of First Refusal with respect to all or any portion of such Shares. The Company shall have the right to purchase all or any portion of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (c) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date on which the Second Transfer Notice was received by the Company.

(c) Transfer of Shares. If the Company fails to fully exercise its Right of First Refusal within 30 days after the date on which it received the Second Transfer Notice, the Grantee may, not later than 90 days following receipt of such Second Transfer Notice by the Company, conclude a Transfer of the Shares subject to the Second Transfer Notice (and not otherwise elected to be purchased by the Company) on the terms and conditions described in the Second Transfer Notice, provided that any such Transfer is made in compliance with applicable federal, State and foreign securities laws and Company policies in effect at the time of Transfer (including the payment of any applicable Transfer charges imposed by the Company) and not in violation of any other contractual restrictions to which the Grantee is bound. Any proposed Transfer on terms and conditions different from those described in the Second Transfer Notice, as well as any subsequent proposed Transfer by the Grantee, shall again be subject to the Approval Right and the Right of First Refusal and shall require compliance with the procedures described in Subsections (a) and (b) above. If the Company exercises its Right of First Refusal, the parties shall consummate the Transfer of the Shares that the Company elected to purchase on the terms set forth in the Second Transfer Notice within 60 days after the date on which the Company received the Second Transfer Notice; provided, however, that in the event the Second Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of Transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Second Transfer Notice.

(d) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 3 shall immediately be subject to the Approval Right and the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 3.

(e) Termination of Approval Right and Right of First Refusal. Any other provision of this Section 3 notwithstanding, in the event that the Stock is publicly traded on an established securities market when the Grantee desires to Transfer Shares, the Company shall have no Approval Right or Right of First Refusal, and the Grantee shall have no obligation to comply with the procedures prescribed by Subsections (a), (b) and (c) above.

(f) Permitted Transfers. This Section 3 shall not apply to (i) a Transfer to the Company, (ii) a Transfer by will or intestate succession or (iii) a Transfer to one or more members of the Grantee’s Immediate Family or to a trust established by the Grantee for the benefit of the Grantee and/or one or more members of the Grantee’s Immediate Family, in each case for bona fide estate planning purposes, provided in any case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Grantee Transfers any Shares acquired under this Agreement, either under this Subsection (f) or after the Company has failed to fully exercise the Right of First Refusal following the approval of such Transfer, then this Agreement shall apply to the Transferee to the same extent as to the Grantee.

(g) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(h) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 3.

SECTION 4. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the settlement of the RSUs unless and until the Company has determined that:

(a) It and the Grantee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 5. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the Transfer of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the Transfer of Shares under this Agreement to comply with any law.

SECTION 6. OTHER RESTRICTIONS ON TRANSFER.

(a) Grantee Representations. In connection with any issuance of Shares upon settlement of RSUs under this Agreement, the Grantee hereby represents and warrants to the Company as follows (to the extent applicable):

(i) The Grantee is acquiring and will hold the Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Grantee understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Grantee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Grantee further acknowledges and understands that the Company is under no obligation to register the Shares.

(iii) The Grantee is aware of the adoption of Rule 144 by the U.S. Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Grantee acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(iv) The Grantee will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Exchange Act, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The

Grantee agrees that he or she will not dispose of the Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under applicable state law.

(v) The Grantee is able, without impairing his or her financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of the Shares.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or foreign jurisdiction, the Company at its discretion may impose restrictions upon the Transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or foreign jurisdiction or any other law.

(c) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s IPO, the Grantee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.

(d) Legends. All certificates evidencing Shares acquired under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN APPROVAL RIGHTS AND RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(e) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(f) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 6 shall be conclusive and binding on the Grantee and all other persons.

SECTION 7. TAX WITHHOLDING.

(a) The Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Parent or Subsidiary employing or retaining the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Prior to any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; (ii) withholding from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); (iii) withholding from Shares to be issued to the Grantee upon settlement of the RSUs, provided, however, that if the Grantee is a Section 16 officer of the Company under the Exchange Act, then the Company will withhold in Shares upon the relevant taxable or tax withholding event, as applicable, unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case, the obligation for Tax-Related Items may be satisfied by one or a combination of methods (i) and (ii) above; or (iv) any other method of withholding determined by the Company and permitted by applicable law.

(c) Depending on the withholding method, the Company and/or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates in the Grantee’s jurisdiction(s), in which case the Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in Shares. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(d) The Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares, or the proceeds of the sale of Shares, if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 8. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this award (including, without limitation, the number and kind of Shares subject to this award) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Grantee nor the Grantee’s representative shall have any rights as a stockholder with respect to any Shares subject to the RSUs until the Grantee or the Grantee’s representative becomes entitled to receive such Shares upon settlement in accordance with Section 2(d) of this Agreement.

(b) No Retention Rights. Nothing in these RSUs or in the Plan shall create a right to employment or be interpreted as forming or amending an employment or service contract with the Company or any Parent or Subsidiary and shall not interfere with or otherwise restrict in any way the rights of the Company, the Employer or of the Grantee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause. For purposes of the RSUs, the Grantee’s Service will be considered terminated as of the date the Grantee is no longer actively providing Service to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, the Grantee’s right to vest in the RSUs under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any).

(c) Notice. Subject to Section 10(b) with respect to notices from the Company, any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service or local country equivalent, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Grantee and by an authorized officer of the Company (other than the Grantee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e) Entire Agreement. The Notice of RSU Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State, without regard to such state’s conflict of laws provisions.

(g) Venue. Unless the Grantee and the Company and/or the Employer have agreed otherwise in a separate written alternative dispute resolution agreement, for purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the RSUs or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, where this grant is made and/or to be performed, and no other courts.

(h) Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

(i) Appendix. If the Grantee resides in a country outside the United States or is otherwise subject to the laws of a country other than the United States, the RSUs shall be subject to the additional terms and conditions set forth in Appendix A to this Agreement and to the terms and provisions as set forth in Appendix B for the Grantee’s country, if any. Moreover, if the Grantee relocates to one of the countries included in Appendix B during the life of the RSUs, the special terms and conditions for such country shall apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.

(j) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the RSUs and the Shares acquired upon settlement of the RSUs, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 10. ACKNOWLEDGEMENTS OF THE GRANTEE.

(a) Tax Consequences. The Grantee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Grantee’s tax liabilities. The Grantee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from the RSUs or the Grantee’s other compensation. Finally, the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan or the Grantee’s acquisition or sale of Shares. The Grantee understands and agrees that he or she should consult with his or her personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

(b) Electronic Delivery and Acceptance of Documents. The Grantee agrees to accept by email all documents relating to the Company, the Plan or these RSUs and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through the electronic acceptance procedure established and maintained by the Company or a third party designated by the Company. If the Company posts these documents on a website, it shall notify the Grantee by email of their availability. The Grantee acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until the RSUs expire or until the Grantee gives the Company written notice that it should deliver paper documents.

(c) Waiver of Statutory Information Rights. The Grantee understands and agrees that, but for the waiver made herein, the Grantee would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the General Corporation Law of Delaware (any and all such rights, and any and all such other rights of the Grantee as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the U.S. Securities and Exchange Commission under the Securities Act, the Grantee hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of the Grantee under any other written agreement between the Grantee and the Company.

SECTION 11. DEFINITIONS.

(a) “Agreement” shall mean this Global Restricted Stock Unit Agreement, including Appendices A and B.

(b) “Approval Right” shall mean the requirement that the Grantee obtain the prior approval of the Board of Directors to any Transfer.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(d) “Change in Control” shall mean the consummation of (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity; (ii) a merger, reorganization or consolidation pursuant to which the holders of the

Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity (or its ultimate parent, if applicable); or (iii) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of related transactions; provided however that a merger effected solely to change the Company’s domicile shall not constitute a Change in Control.

(e) “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(g) “Company” shall mean Eventbrite, Inc., a Delaware corporation.

(h) “Date of Grant” shall mean the date of grant specified in the Notice of RSU Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant these RSUs or (ii) the first day of the Grantee’s Service.

(i) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(j) “Employer” shall have the meaning set forth in Section 7(a).

(k) “Grantee” shall mean the individual named in the Notice of RSU Grant.

(l) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(m) “IPO” shall mean the first firm commitment underwritten public offering pursuant to a registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Stock shall be publicly traded.

(n) “Market Stand-Off” shall have the meaning set forth in Section 6(c).

(o) “Notice of RSU Grant” shall mean the document so entitled to which this Agreement is attached.

(p) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(q) “Plan” shall mean the Eventbrite, Inc. 2010 Stock Plan, as amended.

(r) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 3.

(s) “Sale Price” means the value as determined by the Board of Directors of the consideration payable per Share pursuant to a Change in Control.

(t) “Second Transfer Notice” shall have the meaning set forth in Section 3(b).

(u) “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

(v) “Service” shall mean service as an Employee, Outside Director or Consultant.

(w) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(x) “Stock” shall mean the Common Stock of the Company.

(y) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(z) “Tax-Related Items” shall have the meaning set forth in Section 7(a).

(aa) “Transfer,” “Transferred,” and words of similar import shall mean any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, attachment, disposition or sale under execution of or any other like transfer or encumbering of any Shares or any interest therein (by operation of law or otherwise).

(bb) “Transferee” shall mean any person to whom the Grantee has directly or indirectly Transferred any Share acquired under this Agreement.

(cc) “Transfer Notice” shall mean the notice of a proposed Transfer of Shares described in Section 3(a).

APPENDIX A

TO THE GLOBAL RESTRICTED STOCK UNIT AGREEMENT

The following terms and conditions apply to Grantees who reside outside the United States or who are otherwise subject to the laws of a country other than the United States. In general, the terms and conditions in this Appendix A supplement the provisions of the Agreement, unless otherwise indicated herein. Capitalized terms used but not defined herein have the meanings given to them in the Agreement and/or the Plan.

SECTION 1. NATURE OF GRANT.

In accepting the grant of RSUs, the Grantee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c) all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company;

(d) the Grantee is voluntarily participating in the Plan;

(e) the RSUs and any Shares subject to the RSUs, and the income from and value of same, are not intended to replace any pension rights or compensation;

(f) unless otherwise agreed with the Company, the RSUs and the Shares subject to the RSUs, and the income from and value of same, are not granted as consideration for, or in connection with, the Service the Grantee may provide as a director of a Subsidiary;

(g) the RSUs and any Shares subject to the RSUs and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;

(h) the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;

(i) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the termination of the Grantee’s Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any);

(j) unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by the Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares of the Company; and

(k) neither the Company, the Employer nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to the Grantee pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement.

SECTION 2. DATA PRIVACY.

(a) The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other RSU grant materials (“Data”) by and among, as applicable, the Employer, the Company and any Parent or Subsidiaries for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

(b) The Grantee understands that the Company and the Employer may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, for the exclusive purpose of implementing, administering and managing the Plan.

(c) The Grantee understands that Data will be transferred to such stock plan service providers as may be currently engaged by the Company or selected by the Company in the future to assist the Company and/or the Employer with the implementation, administration and management of the Plan, including, without limitation, brokers, benefit managers, equity software providers and outside legal and accounting advisors. The Grantee understands that these Data recipients may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of Data by contacting his or her local human resources representative. The Grantee authorizes the Company and these Data recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan and as required by applicable laws. The Grantee understands that he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her employment status or Service with the Employer will not be affected; the only consequence of refusing or withdrawing the Grantee’s consent is that the Company would not be able to grant RSUs or other equity awards to the Grantee or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative.

(d) Finally, upon request of the Company or the Employer, the Grantee agrees to provide an executed data privacy consent form (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from the Grantee for the purpose of administering the Grantee’s participation in the Plan in compliance with the data privacy laws in the Grantee’s country, either now or in the future. The Grantee understands and agrees that the Grantee will not be able to participate in the Plan if the Grantee fails to provide any such consent or agreement requested by the Company and/or the Employer.

SECTION 3. LANGUAGE.

If the Grantee has received this Agreement, or any other documents related to the RSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

SECTION 4. INSIDER TRADING RESTRICTIONS / MARKET ABUSE LAWS.

By accepting the RSUs, the Grantee acknowledges that he or she is bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time. The Grantee further acknowledges that, depending on the Grantee’s or his or her broker’s country of residence or where the Shares are listed, he or she may be subject to insider trading restrictions and/or market abuse laws which may affect the Grantee’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., RSUs) or rights linked to the value of Shares under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the Grantee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information. Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy as may be in effect from time to time. The Grantee acknowledges that it is the Grantee’s responsibility to comply with any applicable restrictions, and the Grantee should speak to his or her personal advisor on this matter.

SECTION 5. FOREIGN ASSET / ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING.

Depending on the Grantee’s country, the Grantee may be subject to foreign asset/account, exchange control, tax reporting or other requirements which may affect the Grantee’s ability acquire or hold RSUs or Shares under the Plan or cash received from participating in the Plan (including dividends and the proceeds arising from the sale of Shares) in a brokerage/bank account outside the Grantee’s country. The applicable laws of the Grantee’s country may require that he or she report such RSUs, Shares, accounts, assets or transactions to the applicable authorities in such country and/or repatriate funds received in connection with the Plan to the Grantee’s country within a certain time period or according to certain procedures. The Grantee acknowledges that he or she is responsible for ensuring compliance with any applicable requirements and should consult his or her personal legal advisor to ensure compliance with applicable laws.

APPENDIX B

TO THE GLOBAL RESTRICTED STOCK UNIT AGREEMENT

Terms and Conditions

This Appendix B includes terms and conditions applicable to Grantees in the countries below. These terms and conditions are in addition to, or, if so indicated, in place of, the terms and conditions set forth in the Agreement, including Appendix A. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement and/or the Plan.

If the Grantee is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, changes employment status, or is considered a resident of another country for local law purposes, the Company shall, in its sole discretion, determine the extent to which the terms and conditions contained herein shall be applicable to the Grantee.

Notifications

This Appendix B also includes information regarding exchange controls and certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of December 2017. Such laws are often complex and change frequently. As a result, the Grantee should not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date by the time the Grantee vests in the RSUs, acquires or sells the Shares issued upon settlement of the RSUs.

In addition, the information contained in this Appendix B is general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee should seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, if the Grantee is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to the Grantee in the same manner.

ARGENTINA

Terms and Conditions

Nature of Grant.

The following provision supplements Section 1 of Appendix A:

In accepting the grant of RSUs, the Grantee acknowledges and agrees that the grant of RSUs is made by the Company (not the Employer) in its sole discretion and that the value of any RSUs or Shares acquired under the Plan shall not constitute salary or wages for any purpose under Argentine law, including the calculation of (i) any labor benefits including, but not limited to, vacation pay, thirteenth salary, compensation in lieu of notice, annual bonus, disability, and leave of absence payments, or (ii) any termination or severance indemnities.

If, notwithstanding the foregoing, any benefits awarded under the Plan are considered for purposes of calculating any termination or severance indemnities, the Grantee acknowledges and agrees that such benefits shall accrue no more frequently than on an annual basis.

Notifications

Securities Law Information.

Neither the RSUs nor the Shares are publicly offered or listed on any stock exchange in Argentina and, as a result, they have not been and will not be registered with the Argentine Securities Commission (Comisión Nacional de Valores or “CNV”). The offer is private and not subject to the supervision of any Argentine governmental authority. Neither this nor any other offering material related to the RSUs nor the underlying Shares may be utilized in connection with any general offering to the public in Argentina. Argentine residents who acquire RSUs under the Plan do so according to the terms of a private offering made from outside Argentina.

Exchange Control Information.

Please note that exchange control regulations in Argentina are subject to frequent change. The Grantee is solely responsible for complying with any and all Argentine currency exchange restrictions, approvals and reporting requirements in connection with the Grantee’s participation in the Plan. The Grantee should consult with the Grantee’s personal legal advisor to ensure compliance with the applicable requirements.

Foreign Asset / Account Reporting Information.

Argentine residents must report any Shares they may hold on December 31st of each year on their annual tax return for that year. Argentine residents should consult with their personal tax advisor to ensure compliance with all applicable reporting requirements.

AUSTRALIA

Notifications

Australian Offer Document.

Additional details regarding the offer of the RSUs are set forth in the Offer Document for the Offer of Restricted Stock Units to Australian Resident Employees.

Nature of Plan.

Subdivision 83A-C of the Income Tax Assessment Act, 1997, applies to RSUs granted under the Plan, such that the RSUs are intended to be subject to deferred taxation.

Exchange Control Information.

Exchange control reporting is required for cash transactions exceeding A$10,000 and international funds transfers (e.g., the remittance of sale proceeds related to Shares). The Australian bank assisting with the transaction may file the report for the Grantee. If there is no Australian bank involved in the transfer, the Grantee will be required to file the report him/herself. The Grantee should consult with his or her personal advisor to ensure proper compliance with applicable reporting requirements in Australia.

BRAZIL

Terms and Conditions

Compliance with Law.

By accepting the RSUs, the Grantee acknowledges and agrees to comply with applicable Brazilian laws and to pay any and all applicable Tax-Related Items.

Labor Law Acknowledgement.

By accepting the RSUs, the Grantee agrees that (i) he or she is making an investment decision, (ii) the RSUs will vest and Shares will be issued only if the vesting conditions are met, and (iii) the value of the underlying Shares is not fixed and may increase or decrease over the vesting and holding periods without compensation to the Grantee.

Notifications

Exchange Control Information.

Brazilian residents are required to submit an annual or quarterly declaration of assets and rights (including Shares acquired under the Plan) held outside Brazil if the aggregate value of such rights and assets exceeds certain thresholds. The Grantee should consult with his or her personal legal advisor to determine whether he or she will be subject to this reporting requirement.

Tax on Financial Transaction (IOF).

Payments to foreign countries and repatriation of funds into Brazil (e.g., proceeds from the sale of Shares) and the conversion between Brazilian Reals and the United States Dollar associated with such fund transfers may be subject to the IOF (i.e., tax on financial transactions). The Grantee is solely responsible for complying with any applicable IOF arising from the Grantee’s participation in the Plan. The Grantee should consult with his or her personal tax advisor for additional details.

GERMANY

Notifications

Exchange Control Information.

Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of Shares) must be reported monthly to the German Federal Bank (Bundesbank). German residents who make or receive payments in excess of this amount must report the payments to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de). The Grantee is responsible for complying with applicable reporting requirements.

IRELAND

Notifications

Director Notification Requirement.

If the Grantee is a director, shadow director or secretary of an Irish Subsidiary, pursuant to the Company Act 2014, the Grantee must notify the Irish Subsidiary in writing if the Grantee receives or disposes of an interest exceeding 1% of the Company (e.g., RSUs, Shares), if the Grantee becomes aware of the event giving rise to the notification requirement, or if the Grantee becomes a director or secretary if such an interest exceeding 1% of the Company exists at that time. In some cases, this notification should be made to the Company within eight days of the event giving rise to the duty to make the notification. This notification requirement also applies with respect to the interests of a spouse, civil partner, or minor child (whose interests will be attributed to the director, shadow director or secretary, as the case may be). The Grantee should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.

NETHERLANDS

There are no country-specific provisions.

UNITED KINGDOM

Terms and Conditions

Withholding Taxes.

This provision supplements Section 7 of the Agreement and applies if the Shares are considered readily convertible assets under U.K. law at the time of settlement:

Without limitation to Section 7 of the Agreement, the Grantee agrees that Grantee is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items as and when requested by the Company or any affiliate or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Grantee also agrees to indemnify and keep indemnified the Company and any affiliate against any Tax-Related Items that they are required to pay or withhold or have paid or will pay on the Grantee’s behalf to HMRC (or any other tax authority or any other relevant authority).

Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the Grantee understands that he or she may not be able to indemnify the Company for the amount of any income tax not collected from or paid by the Grantee within ninety (90) days of the end of the U.K. tax year in which the event giving rise to the Tax-Related Items occurs, as it may be considered to be a loan and, therefore, it may constitute a benefit to the Grantee on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Grantee understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Employer (as appropriate) the amount of any NICs due on this additional benefit, which may also be recovered from the Grantee by any of the means referred to in Section 7(b) of the Agreement.

Joint Election for Transfer of Liability for Employer National Insurance Contributions.

As a condition of participation in the Plan and the vesting of the RSUs and the issuance of Shares at a time when the Shares are considered readily convertible assets under U.K. law, the Grantee agrees to accept any liability for secondary Class 1 NICs that may be payable by the Company, the Employer, any Parent or Subsidiary in connection with the RSUs and any event giving rise to Tax-Related Items (“Employer NICs”). Without prejudice to the foregoing, the Grantee agrees to execute a joint election with the Company or the Employer, the form of such joint election (the “Joint Election”) having been approved formally by HMRC, if required, and any other required consent or election prior to settlement of the RSUs. The Grantee further agrees to execute such other joint elections as may be required between the Grantee and any successor to the Company, the Employer, any Parent or Subsidiary. The Grantee further agrees that the Company, the Employer, any Parent or Subsidiary may collect the Employer NICs from the Grantee by any of the means set forth in Section 7(b) of the Agreement.